EXHIBIT 10.1

EXECUTION COPY

ASSET PURCHASE AGREEMENT

dated October 11, 2006

among

PHILLIPS-VAN HEUSEN CORPORATION

and

SUPERBA, INC.

and

A. MERVYN MANDELBAUM

TABLE OF CONTENTS                 Page

ARTICLE I. CLOSING; SALE OF PURCHASED ASSETS

1

1.1

The Closing

1

1.2

Sale of Purchased Assets.

1

1.3

Assumption of Liabilities.

3

1.4

Purchase Price; Delivery of Purchase Price; Escrow Account

5

1.5

Purchase Price Adjustment

5

1.6

Deferred Purchase Price

7

1.7

Allocation of Purchase Price

10

1.8

Power of Attorney

11

1.9

Actions Simultaneous

11

ARTICLE II. REPRESENTATIONS AND WARRANTIES OF THE PRINCIPAL

12

2.1

Authority; Execution and Delivery; Enforceability

12

2.2

Non-Contravention

12

2.3

Consents and Approvals

12

2.4

Litigation and Claims

12

2.5

Ownership

13

2.6

Certain Assets

13

2.7

No Finder

13

2.8

No Reliance

13

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE SELLER AND

THE PRINCIPAL WITH RESPECT TO THE SELLER

13

3.1

Organization; Good Standing

13

3.2

Equity Interests

14

3.3

Authority; Execution and Delivery; Enforceability

14

3.4

Non-Contravention

14

3.5

Corporate Documents; Books and Records

15

3.6

Consents and Approvals

15

3.7

Title to Assets; Sufficiency of Assets

15

3.8

Real Property

15

3.9

Employment Related Agreements and Actions

16

3.10

Contracts

17

3.11

Intellectual Property

19

3.12

Insurance

20

3.13

Financial Statements; Liabilities; Internal Controls

21

3.14

Tax Matters

21

3.15

Absence of Certain Changes and Events

22

3.16

Litigation and Claims

23

3.17

Governmental Permits; Compliance with Laws

23

3.18

Environmental Matters

24

3.19

Employee Plans

25

3.20

Receivables

26

3.21

Inventory

27

3.22

Customers

27

3.23

Suppliers

27

3.24

Products

27

3.25

Bank Accounts

27

3.26

No Finder

28

3.27

No Reliance

28

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF THE BUYER

28

4.1

Organization; Good Standing

28

4.2

Authority; Execution and Delivery; Enforceability

28

4.3

Non-Contravention

29

4.4

Consents and Approvals

29

4.5

Litigation and Claims

29

4.6

No Restrictions on Business

29

4.7

No Finder

29

4.8

No Reliance

30

ARTICLE V. ACTION PRIOR TO THE CLOSING DATE

30

5.1

Conduct of Business

30

5.2

No Breach of Representations and Warranties; Notification of Certain Matters

33

5.3

Access

33

5.4

Standstill

34

5.5

Notice of Litigation

34

5.6

Fulfillment of Conditions to the Buyer’s Obligations

34

5.7

Fulfillment of Conditions to the Seller’s Obligations

34

5.8

Governmental Consents

34

5.9

Third Party Consents

35

5.10

Publicity

35

5.11

Employment Agreements

35

ARTICLE VI. OTHER AGREEMENTS OF THE PARTIES

35

6.1

Cooperation in Litigation

35

6.2

Employees

36

6.3

Non-Competition, Non-Solicitation, Non-Derogation and Confidentiality

38

6.4

Tax Matters

40

6.5

Access to Records

41

6.6

Use of Name

41

6.7

Letters of Credit; Lockbox Account

42

6.8

Cash Available for Checks

42

6.9

Excluded Entities

42

6.10

Reimbursement of Royalty and Advertising Payments

42

6.11

Further Assurances

42

ARTICLE VII. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BUYER

43

7.1

Representations and Warranties

43

7.2

Performance

43

7.3

No Material Adverse Effect

43

7.4

Certificates

43

7.5

Injunctions

44

7.6

HSR Act Clearance

44

7.7

Government Approvals

44

7.8

Third Party Consents

44

7.9

Bill of Sale/Assignment and Assumption Agreement

44

7.10

Intellectual Property Agreement

44

7.11

Escrow Agreement

44

7.12

Employment Agreements

44

7.13

L.A. Facility

45

7.14

Transition Services

45

7.15

Power of Attorney

45

7.16

Landlord Waiver

45

ARTICLE VIII. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLER

45

8.1

Representations and Warranties

45

8.2

Performance

45

8.3

Certificates

45

8.4

Injunctions

46

8.5

HSR Act Clearance

46

8.6

Government Approvals

46

8.7

Assignment and Assumption Agreement

46

8.8

Escrow Agreement

46

8.9

Employment Agreements

46

8.10

Transition Services

46

8.11

L.A. Facility

46

ARTICLE IX. INDEMNIFICATION

47

9.1

Survival

47

9.2

Indemnification by the Seller and the Principal

47

9.3

Indemnification by the Buyer

48

9.4

Limitations on Indemnification

48

9.5

Tax Treatment of Indemnity Payments.

49

9.6

Notice of Claims

50

9.7

Third Party Claims

50

ARTICLE X. TERMINATION

51

10.1

Termination

51

10.2

Effects of Termination

51

ARTICLE XI. MISCELLANEOUS

52

11.1

Expenses of the Transaction

52

11.2

Notices

52

11.3

No Modification Except in Writing

53

11.4

Entire Agreement

53

11.5

Severability

53

11.6

Assignment

53

11.7

Governing Law; Jurisdiction

54

11.8

Specific Performance

54

11.9

Headings; References

54

11.10

Interpretation

54

11.11

Schedules

55

11.12

Third Parties

55

11.13

Seller Representative

55

11.14

Counterparts

55

i

APPENDICES*

APPENDIX A.  DEFINITIONS

A-1

APPENDIX B.  EBIT CALCULATIONS

B-1

APPENDIX C.  PURCHASE PRICE ALLOCATION

C-1

APPENDIX D.  SELLER DISCLOSURE SCHEDULES

D-1

APPENDIX E.  WORKING CAPITAL LINE ITEMS

E-1

APPENDIX F.  EMPLOYEES TO ENTER INTO EMPLOYMENT AGREEMENTS

F-1

APPENDIX G.  EXCLUDED CONTRACTS

G-1

APPENDIX H.  GAAP EXCEPTIONS

H-1

EXHIBITS

EXHIBIT A

Assignment and Assumption Agreement

EXHIBIT B

Escrow Agreement

EXHIBIT C

Intellectual Property Agreement

EXHIBIT D

L.A. Facility Lease

EXHIBIT E

Landlord Waiver

EXHIBIT F

M. Mandelbaum Employment Agreement

EXHIBIT G

Power of Attorney

EXHIBIT H

Transition Services Agreement

EXHIBIT I

D. Mandelbaum Employment Agreement

EXHIBIT J

Form of Employment Agreement

__________________

*The Buyer will furnish supplementally a copy of any omitted appendix to the Commission upon request.  Appendix B contains principles and terms applicable to the calculation of Deferred Purchase Price Payments.

ii

ASSET PURCHASE AGREEMENT

ASSET PURCHASE AGREEMENT (this “Agreement”), dated October 11, 2006, among PHILLIPS-VAN HEUSEN CORPORATION, a Delaware corporation (the “Buyer”), and SUPERBA, INC., a California corporation (the “Seller”) and A. MERVYN MANDELBAUM (the “Principal”).

W I T N E S S E T H:

WHEREAS, the Seller is a manufacturer and distributor of branded and private label neckwear through its “Superba Division” and “Insignia Division” (the “Business”);

WHEREAS, the Principal owns a majority of the outstanding capital stock of the Seller, is the Seller’s Chief Executive Officer, and in connection herewith will enter into an employment agreement with the Buyer;

WHEREAS, the Buyer desires to purchase and acquire from the Seller, and the Seller desires to sell and transfer to the Buyer, substantially all of the assets of the Seller, and the Buyer desires to assume, and the Seller desires to assign to the Buyer, certain of the liabilities of the Seller, all on the terms and subject to the conditions hereinafter set forth; and

WHEREAS, terms used in this Agreement and not otherwise defined in this Agreement are defined in Appendix A hereto.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I.

CLOSING; SALE OF PURCHASED ASSETS

1.1

The Closing

.  The closing (the “Closing”) of the transactions contained in this Article I shall take place at 10:00 a.m. (Eastern time) on January 2, 2007 (effective as of January 1, 2007) unless all of the conditions contained in Articles VII and VIII have not been satisfied or waived prior to such date (other than those conditions which will be satisfied at the Closing Time), in which event the Closing shall take place on the sixth Business Day after which all of the conditions contained in Articles VII and VIII have been satisfied or waived (other than those conditions which will be satisfied at the Closing Time), or at such other time or such other date as the Buyer and the Seller may agree, at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York.  (Hereinafter, such date is referred to as the “Closing Date” and such time on the Closing Date is referred to as the “Closing Time.”)

1.2

Sale of Purchased Assets.

(a)

On the terms and subject to the conditions set forth herein, at the Closing, the Seller shall sell, convey, transfer, assign and deliver to the Buyer, and the Buyer shall purchase, all of the Seller’s right, title and interest in and to all of the assets, properties, business and goodwill, wherever located, owned, used or held by the Seller (collectively, the “Purchased Assets”), excluding only the Excluded Assets, free and clear of any Liens (other than Permitted Liens), including, without limitation:

(i)

all accounts and other receivables as of the Closing Date;

(ii)

all prepaid assets, expenses, rent and insurance benefits, rights and proceeds of the Seller as of the Closing Date;

(iii)

all items of tangible personal property;

(iv)

all inventory (including, without limitation, finished goods, raw materials and work in process) on hand, and all goods in transit, as of the Closing Date;

(v)

all Contracts, other than the Excluded Contracts;

(vi)

all Company Intellectual Property, and all rights with respect to any claims (past, present or future) with respect thereto and the right to all Damages payable in respect thereof;

(vii)

the business and goodwill of the Seller as a going concern; and

(viii)

all books, records, files and materials in the care, custody or control of the Seller and the Principal which relate to any and all of the Purchased Assets, to the operations of the Business, and to Transferred Employees regardless of form or medium of storage, including, without limitation, customer and prospective customer files, payment and credit and collection records, invoices, packing lists and shipping documents and supplier and prospective supplier files, maintenance records, sales and advertising material, documentation, manuals, purchase orders and accounting and financial records.

(b)

Notwithstanding anything else contained in this Agreement or in any Related Agreement, the following assets shall not be included in the Purchased Assets to be sold or acquired pursuant to this Agreement (collectively, the “Excluded Assets”):

(i)

all cash, cash equivalents and marketable securities as of the Closing Date;

(ii)

any and all rights to the Life Insurance Policy and related receivable;

(iii)

receivables from employees of the Seller to the extent such receivables relate to such employee’s purchase of capital stock of the Seller;

(iv)

all security deposits, prepaid expenses and rent (including rent receivable) and other rights and benefits associated with the Empire State Building Facility;

(v)

all claims for refunds of Taxes and other governmental charges of whatever nature, unless reflected on the Closing Date Working Capital Statement;

(vi)

all claims for refunds of worker’s compensation premiums or payments paid by the Seller;

(vii)

the Seller’s minute books, stock books and Tax records and related documents (provided, however, that the Seller shall provide copies thereof to the Buyer);

(viii)

the Excluded Contracts;

(ix)

all of the issued and outstanding capital stock of the Excluded Entities;

(x)

all rights and benefits of the Seller and the Principal under this Agreement and the Related Agreements; and

(xi)

all other property and assets designated as “Excluded Assets” in the Seller Disclosure Schedule.

The Purchased Assets shall not include any of the Seller’s assets which would otherwise constitute a part of the Purchased Assets, the assignment or attempted assignment of which would be invalid or would constitute a breach of any agreement or commitment to which the Seller is a party or by which the Seller may be bound; provided, however, that any such Purchased Asset referred to in this sentence shall be held and/or received by the Seller for the benefit of the Buyer so that the Buyer will be in substantially the same position as if such Purchased Asset had been transferred to the Buyer at the Closing.  The sale, conveyance, transfer, assignment and delivery of the Purchased Assets by the Seller to the Buyer hereunder shall be effected by such assignments, transfers of title, deeds, bills of sale and other instruments as shall be reasonably requested by the Buyer.

1.3

Assumption of Liabilities.

(a)

On the terms and subject to the conditions set forth herein, at the Closing, the Buyer shall assume, become liable for and agree to pay, discharge and perform, as the case may be, only the following Liabilities of the Seller (collectively, the “Assumed Liabilities”):

(i)

Liabilities reflected on the Closing Date Working Capital Statement;

(ii)

Liabilities of the Seller arising out of or in connection with facts or events that occur at or after the Closing Time under the Contracts, including the Intellectual Property Contracts, but excluding the Excluded Contracts;

(iii)

Liabilities of the Seller arising out of or in connection with facts or events that occur prior to the Closing Time under any Intellectual Property Contract, other than those Liabilities set forth in Section 1.3(b)(ii) and (vii); and

(iv)

Liabilities associated with any Employee Plan covering any of the Transferred Employees arising out of or in connection with facts or events that occur at or after the Closing Time, and as provided in Section 6.2.

(b)

Notwithstanding anything else contained in this Agreement or in any Related Agreement, other than the Assumed Liabilities, the Buyer shall not assume any Liabilities of the Seller or the Principal, including, without limitation, those (collectively, the “Excluded Liabilities”):

(i)

arising or accruing under any Excluded Contract;

(ii)

under any Contract (other than an Intellectual Property Contract) occurring prior to the Closing Time, by reason of or for any default, breach or penalty, whether known or unknown, and monetary obligations under any Intellectual Property Contract accruing or otherwise arising out of or in connection with facts or events that occurred prior to the Closing Time, whether by reason of or for any default, breach or penalty of the Seller or otherwise;

(iii)

for Taxes of any and all types (including, without limitation, whether due to the Seller’s existence, its form of ownership, the Tax treatment elected by its shareholders) as a result of the operations of the Business or the ownership of the Purchased Assets prior to the Closing Time, or otherwise;

(iv)

with respect to events occurring prior to the Closing Time arising out of or in connection with non-compliance with Laws, including Environmental Laws;

(v)

with respect to severance Liabilities as set forth in Section 6.2(b) and Liabilities associated with the Seller’s obligation, if any, to continue medical and life insurance benefits for former employees of the Seller (other than Transferred Employees);

(vi)

Liabilities associated with any Excluded Employee;

(vii)

with respect to pre-Closing periods, Liabilities arising out of or in connection with investigations or audits by licensors or other business partners of the Business;

(viii)

for accrued but unpaid dividends due shareholders of the Seller;

(ix)

related to the Stock Repurchase Agreements;

(x)

with respect to events occurring prior to the Closing Time arising out of or in connection with workers’ compensation claims;

(xi)

with respect to events occurring prior to the Closing Time, Liabilities associated with any Employee Plans, including any unused and accrued vacation and, subject to the Transition Services Agreement, with respect to events occurring prior to, at or after the Closing Time, Liabilities associated with any Employee Plan covering the employees of the Hong Kong Subsidiary;

(xii)

with respect to the characterization or treatment of certain Persons prior to the Closing Time as independent contractors, exempt employees or non-exempt employees;

(xiii)

arising out of or in connection with any Action to the extent it relates to facts or events occurring prior to the Closing Time;

(xiv)

long-term debt Liabilities, including, without limitation, any such Liabilities arising under any credit agreement between the Seller and another Person, including any letter of credit facility, and any indebtedness owed to any shareholder of the Seller;

(xv)

with respect to so-called “owner expenses,” consisting of personal expenses of the Principal and members of his family paid for by the Seller, including, lease expenses for aircraft, residences, and automobiles, salary, benefits and other compensation payable to the Excluded Employee, personal tax preparation costs, charitable donations, and estate planning fees;

(xvi)

fees and expenses of the Seller and the Principal arising out of or in connection with the transactions hereby contemplated; and

(xvii)

any Liabilities of the Excluded Entities.

All of the Excluded Liabilities shall be paid, performed or otherwise discharged by the Seller as and when due; provided, however, that the foregoing shall not restrict the Seller from contesting, in good faith, any third-party Liability.

1.4

Purchase Price; Delivery of Purchase Price; Escrow Account

.

(a)

In consideration of the sale of the Purchased Assets to the Buyer, the Buyer shall pay to the Seller (or its designee) aggregate consideration (the “Purchase Price”) as follows:  the sum of (i) cash in the amount of $110,000,000, subject to adjustment as set forth in Section 1.5, plus (ii) at the times and subject to the terms and conditions set forth in Section 1.6, the Deferred Purchase Price.

(b)

At the Closing, the Buyer shall pay to the Seller (or its designee) an amount equal to (i) $110,000,000, less the Escrow Amount.  Such amount shall be paid by wire transfer of immediately available funds to an account designated in writing by the Seller at least two Business Days prior to the Closing, and the Escrow Amount shall be deposited by the Buyer into the Escrow Account and held by the Escrow Agent in accordance with the Escrow Agreement.

(c)

At the Closing, pursuant to the Escrow Agreement, the Buyer shall deposit $5,500,000 (the “Escrow Amount”) into an escrow account, such escrow account (the “Escrow Account”) to be established and maintained in accordance with the terms of the Escrow Agreement to (i) provide security for the payment by the Seller or the Principal of any amounts that become due in accordance with Article IX and (ii) hold any disputed amounts deposited pursuant to Section 1.6(f).

1.5

Purchase Price Adjustment

.  The Purchase Price shall be adjusted as follows:

(a)

Within 90 days after the Closing Date, the Buyer shall deliver to the Seller a statement setting forth the Average Working Capital (the “Average Working Capital Statement”) and the Closing Date Working Capital (the “Closing Date Working Capital Statement” together with the Average Working Capital Statement, the “Working Capital Statements”), each prepared in accordance with GAAP, applying the same accounting principles, policies and practices that were used in preparing the Audited Financial Statements, including the GAAP Exceptions.  The Working Capital Statements shall become final and binding upon the parties on the 30th day following delivery thereof, unless the Seller gives notice of its disagreement with the Average Working Capital Statement and/or the Closing Date Working Capital Statement (a “Notice of Disagreement”) to the Buyer prior to such date.  Any Notice of Disagreement shall (i) specify in reasonable detail the nature of any disagreement so asserted and (ii) only include disagreements based on mathematical errors or based on the Average Working Capital Statement and/or Closing Date Working Capital Statement not being calculated pursuant to this Section 1.5.  If a Notice of Disagreement is received by the Buyer in a timely manner, then the Working Capital Statements (as revised in accordance with this sentence) shall become final and binding upon the Buyer and the Seller on the earlier of (A) the date the Buyer and the Seller resolve in writing any differences they have with respect to the matters specified in the Notice of Disagreement and (B) the date any disputed matters are finally resolved in writing by the Accounting Firm.  During the 30-day period following the delivery of a Notice of Disagreement, the Buyer and the Seller shall seek in good faith to resolve in writing any differences that they may have with respect to the matters specified in the Notice of Disagreement.  At the end of such 30-day period, the Buyer and the Seller shall submit to an independent accounting firm (the “Accounting Firm”) for arbitration, in accordance with the standards set forth in this Section 1.5, only matters that remain in dispute and were properly included in the Notice of Disagreement in accordance with this Section 1.5 and any claim of calculation-related errors.  The Accounting Firm shall be KPMG LLP (which the parties represent has not provided services to any of them or their respective subsidiaries during the past three years) or, if such firm is unable or unwilling to act, such other nationally recognized independent public accounting firm as shall be agreed upon by the Buyer and the Seller in writing.  The Buyer and the Seller shall use their commercially reasonable efforts to cause the Accounting Firm to render a written decision resolving the matters submitted to the Accounting Firm within 30 days of the receipt of such submission.  The scope of the disputes to be resolved by the Accounting Firm shall be limited to whether the items in dispute that were properly included in the Notice of Disagreement were correctly determined pursuant to this Section 1.5 and may include calculation-related errors, and the Accounting Firm is not to make any other determination.  The Accounting Firm’s decision shall be based solely on written submissions by the Buyer and the Seller and their respective representatives and by reference to the terms of this Agreement.  The Seller and the Buyer shall furnish or cause to be furnished to the Accounting Firm such work papers and other documents and information related to the disputed matters as the Accounting Firm may request and are reasonably available to the Seller, the Buyer or their respective agents.  The Accounting Firm shall address only those items in dispute and calculation-related errors.  Judgment may be entered upon the determination of the Accounting Firm in any court having jurisdiction over the party against which such determination is to be enforced.  The fees and expenses of the Accounting Firm incurred pursuant to this Section 1.5 shall be borne by the Buyer and the Seller equally.

(b)

Within ten Business Days after the Working Capital Statements become final and binding on the parties pursuant to this Section 1.5, the following shall occur:

(A)

if the Average Working Capital is greater than the Closing Date Working Capital, then the Seller shall pay to the Buyer an amount equal to (x) 50% of the amount by which the Average Working Capital is up to $3,000,000 greater than the Closing Date Working Capital, plus (y) 100% of the amount by which the Average Working Capital is more than $3,000,000 greater than the Closing Date Working Capital; or

(B)

if the Average Working Capital is less than the Closing Date Working Capital, then the Buyer shall pay to the Seller an amount equal to the amount by which the Average Working Capital is less than the Closing Date Working Capital; or

(C)

if the Average Working Capital is equal to the Closing Date Working Capital, then no adjustment will be made to the Purchase Price.

All payments to be made under this Section 1.5(b) shall be made by wire transfer in immediately available funds, together with interest on the amount to be so paid from the Closing Date to the date of payment.  Interest on such amount shall be at the rate of 6% per annum.

(c)

The Buyer agrees that following the Closing it shall not take any actions, including by not maintaining appropriate books and records, which would affect the ability of any party to calculate the Closing Date Working Capital in accordance with the terms hereof, determine the grounds for any Notice of Disagreement or evaluate any disagreement set forth in a Notice of Disagreement.  During the period of time from and after the delivery of the Closing Date Working Capital Statement through the final determination of the Closing Date Working Capital Statement, the Seller and/or its authorized representatives shall have the right, during normal business hours and upon reasonable prior notice, to examine and have copies of those books and records of the Buyer relevant to the preparation of the Closing Date Working Capital Statement, and may have reasonable access to employees of the Buyer directly involved in preparing the Closing Date Working Capital Statement for purposes of asking questions relating thereto.  Such rights of access shall be exercised in a manner that does not unreasonably interfere with the operations of the Buyer.

1.6

Deferred Purchase Price

.

(a)

As additional purchase price for the Purchased Assets (the “Deferred Purchase Price”), the Buyer shall make payments (the “Deferred Purchase Price Payments”) to the Seller (or its designee) as and to the extent, if any, provided in accordance with Section 1.6(d).  Any Deferred Purchase Price Payments due to the Seller pursuant to this Section 1.6 shall be paid to the Seller (or its designee), within 90 days after the end of each Measurement Period for any Deferred Purchase Price Payment due for such Measurement Period, by wire transfer of immediately available funds to an account designated in writing by the Seller.  The Buyer shall not be obligated to pay interest on the Deferred Purchase Price (except as provided in Section 1.6(h)) and shall report the payment of the Deferred Purchase Price Payments as a part of the Purchase Price for all federal, state and local Tax purposes as exclusively payments for goodwill, in addition to that portion of goodwill included within the allocation of the Purchase Price, and the Buyer and the Seller shall file their Tax Returns accordingly.

(b)

Within 90 days after the end of each Measurement Period, the Buyer shall deliver to the Seller a written statement (each, a “Payment Statement”), including supporting documentation, setting forth the EBIT calculation for the applicable Measurement Period and the amount of Deferred Purchase Price, if any, for such Measurement Period.  On the date each Payment Statement is delivered the amount of the Deferred Purchase Price Payment, if any, set forth in such Payment Statement shall be paid in the manner described in Section 1.6(a).  The applicable Payment Statement shall become final and binding upon the parties on the 45th day following delivery thereof, unless the Seller gives notice of its disagreement with such Payment Statement (a “Dispute Notice”) to the Buyer prior to such date.  Any Dispute Notice shall specify in reasonable detail the nature of any disagreement so asserted.  If a Dispute Notice is received by the Buyer in a timely manner, then the amount of the applicable Deferred Purchase Price Payment shall become final and binding upon the Buyer and the Seller on the earlier of (A) the date the Buyer and the Seller resolve in writing any differences they have with respect to the matters specified in the Dispute Notice and (B) the date any disputed matters are finally resolved in writing by the Accounting Firm.  During the 45-day period (the “Resolution Period”) following the delivery of a Dispute Notice, the Buyer and the Seller shall seek in good faith to resolve in writing any differences that they may have with respect to the matters specified in the Dispute Notice.   At the end of the Resolution Period, the Buyer and the Seller shall submit to the Accounting Firm for arbitration, in accordance with the standards set forth in this Section 1.6, only matters that remain in dispute and were properly included in the Dispute Notice in accordance with this Section 1.6.  The Buyer and the Seller shall use their commercially reasonable efforts to cause the Accounting Firm to render a written decision resolving the matters submitted to the Accounting Firm within 30 days of their delivery of such submission.  The scope of the disputes to be resolved by the Accounting Firm shall be limited to whether the items in dispute that were properly included in the Dispute Notice were correctly determined pursuant to this Section 1.6 and may include calculation-related errors, and the Accounting Firm is not to make any other determination.  The Accounting Firm’s decision shall be based solely on written submissions by the Buyer and the Seller and their respective representatives and by reference to the terms of this Agreement.  The Seller and the Buyer shall furnish or cause to be furnished to the Accounting Firm such work papers and other documents and information related to the disputed matters as the Accounting Firm may request and are reasonably available to the Seller, the Buyer or their respective agents.  The Accounting Firm shall address only those items in dispute and calculation-related errors.  Judgment may be entered upon the determination of the Accounting Firm in any court having jurisdiction over the party against which such determination is to be enforced.  To the extent it is determined in accordance with this Section 1.6 that a Deferred Purchase Price Payment was not accurately made, if the Deferred Purchase Price Payment as determined hereunder is greater than the Deferred Purchase Price Payment made, the Buyer shall, and if the Deferred Purchase Price Payment as determined hereunder is less than the Deferred Purchase Price Payment made, the Seller shall, within ten Business Days after such determination, make payment to the other party by wire transfer in immediately available funds of the amount of such difference.  The fees and expenses of the Accounting Firm incurred pursuant to this Section 1.6 shall be borne by the Buyer and the Seller equally.

(c)

The Seller and/or its authorized representatives shall have the right upon and after receipt of a Payment Statement and through the end of the applicable Resolution Period, during normal business hours and upon reasonable prior notice, to examine (and, at the Seller’s expense, have copies made of) those books and records of the Buyer pertaining to transactions arising out of or relating to the calculation of the applicable Deferred Compensation Payment, and may have reasonable access to employees of the Buyer directly involved in calculating Deferred Purchase Price Payments for purposes of asking questions relating to such calculations.  Such rights of access shall be exercised in a manner that does not unreasonable interfere with the operations of the Buyer.

(d)

If EBIT (as set forth in the applicable Payment Statement):

(A)  for the First Measurement Period is greater than $19,000,000, the Buyer shall pay to the Seller (or its designee) in accordance with this Section 1.6, the amount set forth on Appendix B; provided, however, such amount shall be no greater than $15,000,000.

(C)  for the Second Measurement Period is greater than $21,600,000, the Buyer shall pay to the Seller (or its designee) in accordance with this Section 1.6, the amount set forth on Appendix B; provided, however, such amount shall be no greater than $25,000,000;

(D)  for the Third Measurement Period is greater than $23,400,000, the Buyer shall pay to the Seller (or its designee) in accordance with this Section 1.6, the amount set forth on Appendix B; provided, however, such amount shall be no greater than $30,000,000.

In connection with the foregoing, if EBIT during the applicable Measurement Period falls between the minimum EBIT amount and the maximum EBIT amount for the First Measurement Period or the minimum EBIT amount and the break point EBIT amount or the break point EBIT amount and the maximum EBIT amount for the Second Measurement Period or the Third Measurement Period, as the case may be (as set forth on Appendix B), linear interpolation between such points, as the case may be, will be utilized to calculate the Deferred Purchase Price Payment due to the Seller.  For purposes of clarification, the Seller shall not be entitled to receive Deferred Purchase Price Payments (i) in excess of $70,000,000 in the aggregate or (ii) with respect to a Measurement Period, if EBIT for such Measurement Period does not meet the minimum threshold amount set forth above with respect to such Measurement Period.

(e)

If during any Measurement Period a transfer to a third party that is not an Affiliate of the Buyer, in one transaction or a series of related transactions, of all or substantially all of the Business, occurs, excluding in connection with a sale of all or substantially all of the assets of the Buyer (an “Acceleration Event”), the Buyer agrees to pay the Seller (or its designee) an amount equal to the Deferred Purchase Price Payment(s) remaining to be paid as of the date of such Acceleration Event, assuming that the Business achieved the maximum EBIT amount set forth on Appendix B in each remaining Measurement Period (the “Acceleration Event Amount”).  Notwithstanding the foregoing, the Acceleration Event Amount will be paid on a present value basis using a discount rate of 8% per annum (pro rated for any partial period).  Payment of the discounted Acceleration Event Amount shall be made by the Buyer as soon as practicable but not less than ten Business Days after the completion of such Acceleration Event.  The Seller agrees that payment by the Buyer of the discounted Acceleration Event Amount shall be deemed to constitute performance in full and discharge by the Buyer of its obligation under this Agreement to make the Deferred Purchase Price Payments.  The payment shall be made by wire transfer of immediately available funds to such account as the Seller shall designate in writing to the Buyer.

(f)

If (i) the Buyer makes a claim for indemnification against the Seller or the Principal in accordance with the terms of Article IX, (ii) the Seller or the Principal, as the case may be, disputes such indemnification claim by written notice to the Buyer, and (iii) the amount of such claim exceeds amounts then remaining in the Escrow Account not then subject to a claim or claims for indemnification under Article IX (such excess amount, the “Excess Amount”), then the Buyer may deposit the Excess Amount from the proceeds of any Deferred Purchase Price Payment which is then otherwise due and payable in the Escrow Account.

(g)

Notwithstanding that a Deferred Purchase Price Payment has become final and binding in accordance with Section 1.6(b), if within two years following the date that such Deferred Purchase Price Payment became final and binding, the Buyer discovers that there were errors or omissions in the books and records of the Business or that accounting principles relating to the Business were not properly applied for the applicable Measurement Period and, as a result, the Buyer determines that the applicable EBIT upon which such Deferred Purchase Price Payment was made to the Seller was incorrect, then the Buyer may deliver a corrected Payment Statement to the Seller for such Measurement Period, including supporting documentation, setting forth the corrected EBIT calculation for such Measurement Period and the amount of the corrected Deferred Purchase Price Payment.  The corrected Payment Statement shall become final and binding upon the parties using the same resolution procedures and time periods set forth in Section 1.6(b) as if such corrected Payment Statement was a Payment Statement originally delivered pursuant to Section 1.6(b).  The Seller shall, within ten Business Days after the corrected Payment Statement becomes final and binding in accordance with this Section 1.6(g), make payment to the Buyer by wire transfer in immediately available funds of the amount of any difference between the corrected Deferred Purchase Price Payment and the applicable original Deferred Purchase Price Payment, together with interest on the amount of such difference from the date the original Deferred Purchase Price Payment was made to the date of payment of such difference.  Interest on the amount of such difference shall be at the rate of 8% per annum.  The fees and expenses of the Accounting Firm incurred, if any, pursuant to this Section 1.6(g) shall be borne by the Buyer and the Seller equally.

(h)

The Buyer shall pay interest on the applicable Deferred Purchase Price Payment, if any, if it is not paid within 90 days after the end of the applicable Measurement Period.  Interest shall be payable from the date the applicable Deferred Purchase Price Payment was due to the date of payment.  If a Dispute Notice is properly delivered with respect to any Deferred Purchase Price Payment and it is thereafter determined in accordance with Section 1.6(b) that the Deferred Purchase Price Payment made was at least 3% less than the correct Deferred Purchase Price Payment that should have been made, then the Buyer shall pay the difference owed to the Seller as provided in Section 1.6(b), together with interest on the amount of such difference from the date such Deferred Purchase Price Payment was due to the date of payment.  Interest on any payment made pursuant to this Section 1.6(h) shall be at the rate of 8% per annum.

(i)

Following the Closing Date until the end of Third Measurement Period, the Buyer, the Seller and the Principal agree to comply with Paragraph (b) of Appendix B hereto.

1.7

Allocation of Purchase Price.

  The Purchase Price (and all other capitalized costs) shall be allocated among the Purchased Assets in accordance with Code §1060 and the Treasury regulations thereunder (and any similar provision of state, local or foreign Law, as appropriate) as set forth on Appendix C hereto.  Within 60 days after the Closing Date, the Buyer and the Seller shall mutually prepare an allocation of the Purchase Price consistent with Appendix C, which allocation shall be binding upon the Buyer, the Seller and the Principal.  The Buyer, the Seller, the Principal and their Affiliates shall report, act and file Tax Returns (including, but not limited to, Internal Revenue Service Form 8594) in all respects and for all purposes consistent with such allocation.  The Buyer, the Seller and the Principal shall timely and properly prepare, execute, file and deliver all such documents, forms and other information as may be necessary to prepare such allocation.  None of the Buyer, the Seller and the Principal shall take any position (whether in audits, Tax Returns or otherwise) that is inconsistent with such allocation unless required to do so by applicable Law.

1.8

Power of Attorney

.  After the Closing Time, the Buyer shall have the right and authority to endorse, without recourse, the name of the Seller on any check or other evidence of indebtedness received by the Buyer on account of any Purchased Asset (but the Buyer shall not have such right and authority with respect to any check or other evidence of indebtedness received by the Buyer on account of any Excluded Asset), and the Seller shall deliver to the Buyer at the Closing copies of such documents reasonably requested by the Buyer, certified by the Seller, to permit the Buyer to deposit such checks or other evidences of indebtedness in bank accounts in the name of the Buyer.  As of the Closing Time, the Seller shall constitute and appoint the Buyer the true and lawful attorney of the Seller with full power of substitution, in the name of the Seller, or in the name of the Buyer, at the expense of the Buyer and for the benefit of the Buyer, (a) to collect, assert or enforce any claim, right or title of any kind in or to the Purchased Assets, to institute and prosecute all actions, suits and proceedings which the Buyer may deem proper in order to collect, assert or enforce any such claim, right or title, to defend and compromise all actions, suits and proceedings in respect of any of the Purchased Assets, and to do all such acts and things in relation thereto as the Buyer shall deem advisable and (b) to take all action which the Buyer may deem proper in order to provide for the Buyer the benefits of or under any of the Purchased Assets where any required consent of a third party to the assignment thereof to the Buyer shall not have been obtained; provided, however, that the Seller shall have no Liability for any such actions taken by the Buyer.  The Seller acknowledges that such powers are coupled with an interest and shall not be revocable by it in any manner or for any reason, including, without limitation, the liquidation or dissolution of the Seller, and that the Buyer shall be entitled to retain for its own account any amounts collected pursuant to such powers, including any amounts payable as interest in respect thereof.  Such powers shall be granted by such powers of attorney and other instruments as shall be reasonably requested by the Buyer.

1.9

Actions Simultaneous

.  All actions to be taken and all documents to be executed and delivered by all parties at the Closing shall be deemed to have been taken and executed and delivered simultaneously and no actions shall be deemed to have been taken nor shall any documents be deemed to have been executed and delivered until all actions have been taken and all documents have been executed and delivered.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES
OF THE PRINCIPAL

The Principal hereby represents and warrants to the Buyer as follows:

2.1

Authority; Execution and Delivery; Enforceability.

  The Principal has the legal capacity to execute and deliver this Agreement and, to the extent a party thereto, the Related Agreements, to perform his obligations hereunder and under such Related Agreements and to consummate the transactions contemplated hereby and by such Related Agreements.  Each of this Agreement and (when executed) the Related Agreements has been (or will be) duly executed and delivered by the Principal (to the extent a party thereto), and constitutes (or will, when executed, constitute) the legal, valid and binding obligation of the Principal (to the extent a party thereto), enforceable against him in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium and other similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

2.2

Non-Contravention

.

  Assuming the consents described in Section 2.3 have been received, the execution and delivery of this Agreement and, to the extent a party thereto, the Related Agreements by the Principal does not, and the consummation by the Principal of the transactions contemplated hereby and by such Related Agreements and compliance by the Principal with the terms hereof and of such Related Agreements, will not:

(a)

constitute a default under or a violation or breach of, or result in the acceleration of any obligation under, any provision of any contract or other instrument to which the Principal is a party, except to the extent such default, violation, breach or acceleration does not materially adversely affect the Principal’s ability to consummate the transactions contemplated hereby and by such Related Agreements; or

(b)

violate any Order or any Law affecting the Principal.

2.3

Consents and Approvals

.  Except as set forth in the Seller Disclosure Schedule, no consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any Governmental Authority, and no consent or approval of any Person, is required to be obtained by or on behalf of the Principal in connection with the execution, delivery and performance by the Principal of this Agreement or the Related Agreements, to the extent a party thereto, or the consummation of the transactions contemplated hereby and by such Related Agreements, other than compliance with and filings under the HSR Act and similar Laws of any jurisdiction.

2.4

Litigation and Claims

.  There is no Action pending or, to the knowledge of the Principal, threatened, against or affecting the Principal that would reasonably be expected to affect his ability to consummate the transactions contemplated hereby or by the Related Agreements, to the extent a party thereto.

2.5

Ownership

.  The Principal owns beneficially and of record a majority of the capital stock of the Seller.

2.6

Certain Assets

.  The Principal does not own any assets used in or necessary to conduct the Business, excluding personal assets of the Principal which are incidentally used in the Business and except as set forth in the Seller Disclosure Schedule.

2.7

No Finder

.  Except as set forth in the Seller Disclosure Schedule, neither the Principal nor any party acting on his behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary (other than counsel) for or on account of the transactions contemplated hereby or by the Related Agreements.

2.8

No Reliance

.

Except for the representations and warranties made herein, in any Related Agreement or in any certificate to be delivered hereunder, the Principal makes no representation or warranty express or implied, at law or in equity, and any such other representations or warranties are hereby expressly disclaimed.  Without limiting the generality of the foregoing, the Principal makes no representation or warranty with respect to any projections relating to the Business heretofore delivered to or made available to the Buyer or its counsel, accountants or advisors of future revenues, expenses or expenditures or future results of operations of the Business.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE
SELLER AND THE PRINCIPAL WITH RESPECT TO THE SELLER

Each of the Seller and the Principal, jointly and severally, hereby represents and warrants to the Buyer as follows:

3.1

Organization; Good Standing

.

  The Seller is a corporation duly organized, validly existing and in good standing under the Laws of the State of California.  The Seller has full corporate power and authority to conduct all of the business and activities conducted by it, and to own or lease all of the assets owned or leased by it; and is duly licensed or qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of the business and activities conducted by it, and/or the character of the assets owned or leased by it, makes such qualification or license necessary, except for those jurisdictions in which the failure to be so qualified or licensed would not, individually or in the aggregate, limit the Seller’s ability to consummate the transactions contemplated hereby and by the Related Agreements or have a Material Adverse Effect.

3.2

Equity Interests

.  Except as set forth in the Seller Disclosure Schedule, the Seller does not, directly or indirectly, own any capital stock, of or other equity interests in, any Person, other than its interests in the Excluded Entities.  Except as set forth in the Seller Disclosure Schedule, the Seller is not a party to or otherwise a participant in any joint venture, partnership, or similar arrangement.

3.3

Authority; Execution and Delivery; Enforceability

.  The Seller has full corporate power and authority to execute and deliver this Agreement and, to the extent a party thereto, the Related Agreements, to perform its obligations hereunder and under such Related Agreements and to consummate the transactions contemplated hereby and by such Related Agreements.  All corporate acts and other proceedings required to be taken by the Seller to authorize the execution, delivery and performance of this Agreement and such Related Agreements have been duly and properly taken.  Each of this Agreement and (when executed) the Related Agreements has been (or will be) duly executed and delivered by the Seller (to the extent a party thereto), and constitutes (or will, when executed, constitute) the legal, valid and binding obligation of the Seller (to the extent a party thereto), enforceable against the Seller in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium and other similar Laws of general applicability relating to or affecting creditors’ rights and to general equitable principles.

3.4

Non-Contravention

.  Assuming the consents described in Section 3.6 have been received, the execution and delivery of this Agreement and the Related Agreements by the Seller, to the extent a party thereto, does not, and the consummation by the Seller of the transactions contemplated hereby and by such Related Agreements and compliance by the Seller with the terms hereof and of such Related Agreements, will not:

(i)

constitute a violation or breach of the articles of incorporation or the by-laws of the Seller;

(ii)

except as set forth in the Seller Disclosure Schedule, constitute a default under or a violation or breach of, or result in the acceleration of any obligation of the Seller under, or a change in any right or obligation of, the Seller or counterparty, under, any provision of any Contract to which the Seller is a party;

(iii)

violate any Order or any Law affecting the Purchased Assets or the Business;

(iv)

result in the creation of any Lien on any of the Purchased Assets, other than any Lien created by or through any action of the Buyer or its Affiliates; or

(v)

except as set forth in the Seller Disclosure Schedule, result in the termination of (A) any license, franchise, lease or permit to which the Seller is a party or by which it is bound, or (B) any right of the Seller under any of the foregoing.

3.5

Corporate Documents; Books and Records

.  The Seller has made available to the Buyer complete and correct copies of the articles of incorporation and by-laws of the Seller.  The Seller has made available to the Buyer complete and correct copies of all written records of any meeting of, and action by,  the board of directors or other similar governing body (and any committee thereof) or shareholders of the Seller.

3.6

Consents and Approvals

.  Except as set forth in the Seller Disclosure Schedule, no consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any Governmental Authority, and no consent or approval of any Person, is required to be obtained by or on behalf of the Seller in connection with the execution, delivery and performance by the Seller of this Agreement or the Related Agreements, to the extent a party thereto, or the consummation of the transactions contemplated hereby and by such Related Agreements, other than compliance with and filings under the HSR Act and similar Laws of any jurisdiction.

3.7

Title to Assets; Sufficiency of Assets.

(a)

Except as set forth in the Seller Disclosure Schedule, the Seller has good and valid title to (or sufficient rights to use), free and clear of all Liens (other than Permitted Liens), all of the Purchased Assets (excluding Company Intellectual Property, the representations and warranties with respect to which are set forth in Section 3.11).

(b)

All of the tangible personal property of the Seller has been maintained in all material respects in accordance with generally accepted industry practice.  All of the leased personal property of the Seller is in all material respects in the condition required of such property by the terms of the lease applicable thereto during the relevant term of the lease.

(c)

The Purchased Assets are adequate and suitable for the conduct of the Business as presently conducted.

3.8

Real Property.

(a)

The Seller does not own any real property or, except as set forth in the Seller Disclosure Schedule, lease any real property to any other Person.

(b)

The Seller Disclosure Schedule contains a complete and correct list of all the real property leased to the Seller (the “Leased Real Property”), including detail regarding (i) the landlord’s name and address, and (ii) the location of the premises.  Complete and correct copies of each Real Property Lease have been provided to the Buyer.

(c)

Since January 1, 2001, the L.A. Facility and, to the Knowledge of the Seller, each other Leased Real Property, and the use thereof comply in all material respects with all applicable Laws, including, without limitation, building and zoning ordinances and codes.

(d)

No condemnation or other proceeding has been commenced or, to the Knowledge of the Seller, is contemplated with respect to all or any portion of the L.A Facility or, to the Knowledge of the Seller, with respect to all or any portion of any other Leased Real Property.

(e)

The L.A. Facility has rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service the L.A. Facility for its intended uses.

(f)

Except as otherwise disclosed in the Report of Property Condition Assessment dated September 19, 2006, the L.A. Facility is in good condition, order and repair in all material respects; there exists no material structural or other material defects or damages in the L.A. Facility, whether latent or otherwise.

3.9

Employment Related Agreements and Actions

.

(a)

The Seller Disclosure Schedule contains a complete and correct list of the directors and the officers of the Seller.

(b)

The Seller Disclosure Schedule contains a complete and correct list of all Contracts currently in effect with current officers, directors, employees, consultants, or independent contractors of the Seller relating to employment or services to be rendered to the Seller.  The Seller has provided to the Buyer the following information for each employee of the Seller as of the date of this Agreement:  name, job title, and salary.

(c)

Except as set forth in the Seller Disclosure Schedule:

(i)

the Seller is not a party to any collective bargaining agreement or other contract with any labor organization or other representative of employees of the Seller, nor is any such contract presently being negotiated, and, to the Knowledge of the Seller, no question concerning representation exists or has been raised with respect to any of the employees of the Seller  since January 1, 2003, nor, to the Knowledge of the Seller, are there any campaigns being conducted to solicit cards from the employees of the Seller to authorize representation by any labor organization;

(ii)

there is no labor strike, union-related slowdown, work stoppage, lockout or other labor controversy in effect, or to the Knowledge of the Seller, threatened against or otherwise affecting the Seller, and the Seller has not experienced any such event since January 1, 2003, and there is no unfair labor practice charge or complaint pending or, to the Knowledge of the Seller, threatened, against the Seller;

(iii)

no Action by or before any Governmental Authority brought by or on behalf of any employee, prospective employee, former employee, retiree, labor organization or other representative of the employees of the Seller is pending or, to the Knowledge of the Seller, threatened, against the Seller, and the Seller is not a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Authority relating to employees or employment practices at the Seller;

(iv)

no grievance is pending or, to the Knowledge of the Seller, threatened, by any Person or Persons at the Seller against the Seller;

(v)

the Seller is in compliance in all material respects with all applicable Laws, Contracts and policies relating to employment, employment practices, wages, hours, immigration, occupational safety and health, the withholding and payment of Taxes from or with respect to the compensation of employees, and terms and conditions of employment;

(vi)

the Seller has accrued or paid in full (subject to any good faith dispute) to all of its employees all wages, salaries, commissions, bonuses, benefits and other compensation due to such employees or otherwise arising under any policy, practice, agreement, plan, program, statute or other applicable Law;

(vii)

to the Knowledge of the Seller, as of the date hereof, no officer or key employee, or any group of key employees, intends to terminate his, her, or their employment with the Seller;

(viii)

to the Knowledge of the Seller, no officer of the Seller is in violation of any material term of any employment, consultant, non-disclosure, non-competition, confidentiality or other equivalent agreement;

(ix)

since January 1, 2003, the Seller has not closed any Facility, effectuated any company-wide layoffs of employees or implemented any early retirement, separation or window program, nor has the Seller planned or announced any such action or program for the future; and

(x)

the Seller is in compliance in all material respects with its obligations pursuant to WARN, and all other notification and bargaining obligations arising under any collective bargaining agreement or statute.

For purposes of this Section 3.9, the Seller shall mean the Seller and the Hong Kong Subsidiary.

3.10

Contracts.

(a)

The Seller Disclosure Schedule contains a complete and correct list of all Contracts (other than Intellectual Property Contracts required to be listed pursuant to Section 3.11 or any Exempt Purchase Order) that involve payments by, or to, the Seller of more than $10,000 per annum or $25,000 in the aggregate, and all Contracts (other than Intellectual Property Contracts required to be listed pursuant to Section 3.11) without regard to dollar amount, or such lower amount expressly set forth, in the following categories:

(i)

commitments or agreements for services for which a prepayment or advance has been made to, or by, or on behalf of, the Seller in excess of $10,000;

(ii)

partnership or joint venture Contracts or arrangements or any other agreements involving a sharing of revenue or profits;

(iii)

Contracts restricting the Seller from carrying on its business or activities, as the case may be, in any material respect in its usual and customary manner in any jurisdiction;

(iv)

any non-competition agreements in favor of the Seller (other than in connection with employment or consulting agreements);

(v)

each Contract between the Seller and any Affiliate of the Seller;

(vi)

any Contract containing any guarantee or indemnity obligations on the part of the Seller or similar provisions;

(vii)

any Contracts for the sale or other disposition by the Seller of any of its assets, other than the sale or disposition of inventory in the ordinary course of business consistent with past practice;

(viii)

any loan or credit agreement, promissory note, letter of credit or other Contract to which the Seller is a party, evidencing indebtedness and any guarantee or similar obligation incurred by the Seller;

(ix)

each outstanding loan or advance made by the Seller to any director, officer, employee, shareholder or other Affiliate of the Seller;

(x)

any Contract for capital expenditures in excess of $25,000; and

(xi)

commitments or agreements not made in the ordinary and regular course of business.

(b)

Except as set forth in the Seller Disclosure Schedule, the Seller has, with respect to all Contracts required to be listed on the Seller Disclosure Schedule (excluding Intellectual Property Contracts, the representations and warranties with respect to which are set forth in Section 3.11), performed in all material respects all obligations required to be performed by it, and is not in default in any material respect under any such Contract, and, to the Knowledge of the Seller, no other party to any such Contract is in default in any material respect under any such Contract.  Except as set forth in the Seller Disclosure Schedule, no event has occurred which, with the lapse of time or the giving of notice or both, would constitute a default in any material respect by the Seller, or, to the Knowledge of the Seller, by any other party to any such Contract.  For purposes of this Section 3.10(b), representations that are qualified by Knowledge with respect to another party’s compliance shall be deemed not to include the Knowledge qualifier if such other party to the Contract is an Affiliate of the Seller.  The Seller has provided to the Buyer a complete and correct copy of each Contract required to be listed on the Seller Disclosure Schedule.  No such Contract (including, without limitation, any Contract that has not been reduced to writing a description of which is set forth in the Seller Disclosure Schedule) has been amended, modified or terminated, except as expressly noted on the Seller Disclosure Schedule, nor will any such Contract be, amended, modified or terminated as of the Closing Date, except as expressly permitted pursuant to Section 5.1.

3.11

Intellectual Property.

(a)

The Seller Disclosure Schedule sets forth a complete and correct list of:  (i) all valid and subsisting registrations and applications for registration in the name of the Seller for trademarks, service marks, trade names, corporate names, brand names, logos, domain names, patents and copyrights included in Intellectual Property, (ii) all common law (i.e., unregistered) trademarks, service marks, trade names, corporate names and logos included in Company Intellectual Property or owned by the Seller that are material to the Business as conducted in the past five years; (iii) all pending Actions (including those in the Patent and Trademark Office and courts in the United States and throughout the world) to which the Seller is a party, or to which the Seller has Knowledge relating to Company Intellectual Property or Intellectual Property owned by the Seller; provided, that in the case of Intellectual Property which is not Company Intellectual Property, Knowledge shall not include the duty to investigate; and (iv) all Intellectual Property Contracts.

(b)

The Seller owns, beneficially owns and/or is licensed or otherwise has the right to use, all Company Intellectual Property, free and clear of all Liens (except Permitted Liens).  All registrations for the Intellectual Property required to be set forth in the Seller Disclosure Schedule are valid, subsisting, in full force and effect and have not lapsed, expired or been abandoned; have not been assigned and have been properly maintained by the filing of all necessary declarations and renewals and are free and clear of all Liens (except Permitted Liens).  The Seller has taken all necessary actions to maintain and protect each item of Company Intellectual Property.  All Intellectual Property set forth on the Seller Disclosure Schedule has proper title ownership in the name of the Seller or such other Person(s) set forth on such Seller Disclosure Schedule.  The Seller has placed all notices of Intellectual Property rights required by relevant statutes or other relevant Law on the Seller’s products as required.

(c)

The operation of the Business as presently conducted does not infringe, misappropriate or make unauthorized use of, any Intellectual Property of third parties.  Except as disclosed in the Seller Disclosure Schedule, there are no Actions pending or, to the Knowledge of the Seller, threatened, that asserts that the conduct of the Business or the manufacture, sourcing, use, sale of any product, or use of any process, or of any Company Intellectual Property infringes, misappropriates, otherwise violates, dilutes, makes any claim on or against or constitutes the unauthorized use of, any Intellectual Property of third parties.  To the Knowledge of the Seller, and except as disclosed in the Seller Disclosure Schedule, Company Intellectual Property is not being infringed by any Person; and there are no Actions pending or, to the Knowledge of the Seller, threatened, challenging the Seller’s ownership of, right to use, or the validity or enforceability or patentability of any Company Intellectual Property.  Except as set forth in the Seller Disclosure Schedule, there are no restrictions regarding the use of material Company Intellectual Property other than the following restrictions contained in trademark license agreements pursuant to which the Seller licenses trademarks from third parties: (i) restrictions limiting the use of the licensed trademarks solely to men's neckwear, as well as, in certain instances, ascots, pocket squares or formalwear accessories (the "Licensed Products"); (ii) restrictions limiting the sale of Licensed Products to accounts approved by the applicable licensor; (iii) restrictions limiting the sale of Licensed Products to the United States and, in certain cases, Canada; (iv) limitations on terms consistent with industry practice on how the Seller may display the trademark and market the Licensed Products; (v) requirements on terms consistent with industry practice that the applicable licensor approve the design and quality of the Licensed Products, and (vi) other restrictions that are not inconsistent with industry practice.

(d)

Except as set forth in the Seller Disclosure Schedule, the Seller has, with respect to all Intellectual Property Contracts, performed in all material respects all obligations required to be performed by it, and is not in default in any material respect under any such Intellectual Property Contract, and, to the Knowledge of the Seller, no other party to any such Intellectual Property Contract is in default in any material respect under any such Intellectual Property Contract.  Except as set forth in the Seller Disclosure Schedule, no event has occurred which, with the lapse of time or the giving of notice or both, would constitute a default in any material respect by the Seller, or, to the Knowledge of the Seller, by any other party to any such Intellectual Property Contract.  For purposes of this Section 3.11(d), representations that are qualified by Knowledge with respect to another party’s compliance shall be deemed not to include the Knowledge qualifier if such other party to the Intellectual Property Contract is an Affiliate of the Seller.  The Seller has provided a complete and correct copy of each Intellectual Property Contract to the Buyer.  No Intellectual Property Contract (including, without limitation, any Intellectual Property Contract that has not been reduced to writing a description of which is set forth in the Seller Disclosure Schedule) has been amended, modified or terminated, except as expressly noted on the Seller Disclosure Schedule, nor will any such Intellectual Property Contract be, amended, modified or terminated as of the Closing Date, except as expressly permitted pursuant to Section 5.1.  Except as set forth in the Seller Disclosure Schedule, the Seller has properly and fully recorded all Intellectual Property Contracts which are required to be recorded or registered with any Governmental Authority anywhere in the world.  The Seller has not affirmatively waived, or does not have actual knowledge of any other waiver of, any of its rights, claims, or remedies arising under, or pursuant to, any Intellectual Property Contract, including such rights, claims or remedies resulting from a breach or other violation of such Intellectual Property Contract.  All Intellectual Property Contracts are free and clear of all Liens (except Permitted Liens).

(e)

Since December 31, 2001, no present or past employee or officer of, or consultant to, the Seller or any other Person engaged by the Seller to render services to the Seller has entered into any "work made for hire" Contract or other Contract relating to Company Intellectual Property.  No such Person owns, beneficially or otherwise, any rights to any Company Intellectual Property or, to the Knowledge of the Seller, any Intellectual Property owned by the Seller.

(f)

The Seller has a website privacy policy that complies with all Laws in all material respects.

3.12

Insurance

.  The Seller Disclosure Schedule contains a complete and correct list of all policies of insurance carried by the Seller or pursuant to which the Seller is a named beneficiary or pursuant to which the Business or properties of the Seller is insured and complete and correct copies of which have been provided to the Buyer.  All of such policies are in full force and effect and no notice of cancellation or termination has been received with respect to such policies.  The Seller has notified such insurers of any claim known to them which they believe is covered by any such insurance policy and have provided the Buyer with a copy of such claim.

3.13

Financial Statements; Liabilities; Internal Controls.

(a)

The Seller has provided to the Buyer the audited consolidated balance sheets of the Seller and the U.K. Subsidiary as of, and the audited consolidated statements of income and comprehensive income, stockholders’ equity and cash flows of the Seller and the Excluded Entity for, the years ended December 31, 2005, 2004 and 2003, together with the notes thereto and the opinions of Gumbiner Savett Inc. thereon (collectively, the “Audited Financial Statements”).  The Audited Financial Statements have been prepared from the books and records of the Seller, and present fairly in all material respects, in conformity with GAAP (subject to the GAAP Exceptions), the financial condition, results of operations and cash flows of the Seller on a consolidated basis for the periods and dates covered thereby.  Additionally, the Seller has provided to the Buyer the unaudited consolidated balance sheets of the Seller and the U.K. Subsidiary as of, and the unaudited consolidated statements of income and comprehensive income and stockholders’ equity of the Seller and the U.K. Subsidiary for, the six-month period ended June 30, 2006 (collectively, the “Unaudited Financial Statements”).  The Unaudited Financial Statements have been prepared from the books and records of the Seller, and present fairly in all material respects, in conformity with GAAP (subject to the GAAP Exceptions), the financial condition and results of operations of the Seller on a consolidated basis for such period and date covered thereby, except for adjustments and accruals which are normally made at year end and the absence of footnote disclosures thereto.

(b)

Except as set forth in the Seller Disclosure Schedule, the Seller does not have any Liabilities that would be required to be reflected as Liabilities on a balance sheet prepared in accordance with GAAP, except Liabilities that (i) are reflected on or accrued or reserved against in the 2005 Balance Sheet, or reflected in any notes thereto, or the June 30 Balance Sheet, or reflected in any notes thereto, or (b) were incurred since June 30, 2006 in the ordinary course of business.

(c)

The Seller makes and keeps accurate books and records and maintains a system of internal accounting controls over financial reporting that are sufficient to provide reasonable assurance that transactions are properly recorded and records are kept which accurately and fairly reflect, in all material respects, financial activities of the Business, so as to permit the preparation of the Seller’s consolidated financial statements in conformity with GAAP (subject to the GAAP Exceptions).

(d)

Since December 31, 2005, neither the Seller nor the Principal has been advised of (i) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Seller to record, process, summarize and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Seller.

3.14

Tax Matters

.  Except as set forth in the Seller Disclosure Schedule:

(i)

the Seller has timely filed all Tax Returns that it was required to file.  All such Tax Returns were correct and complete in all material respects.  All Taxes owed by the Seller (whether or not shown on said Tax Returns) have been paid.  All Taxes that the Seller is or was obligated to withhold from amounts paid to any Person have been fully paid and all filings relating to such payments have been filed.

(ii)

no Tax proceeding is currently being conducted with respect to the Seller, no issues that had been raised by a Tax Authority with respect to the Seller are pending and the Seller has not received written notification from any Tax Authority that it intends to commence a Tax proceeding with respect to any Tax Return.

(iii)

the Seller Disclosure Schedule lists all federal, state, local and foreign income Tax Returns which have been filed with respect to Seller for taxable periods ended on or after January 1, 2003.  The Seller has delivered to the Buyer correct and complete copies of all income Tax Returns, examination reports and statements of deficiencies assessed against or agreed to by the Seller since January 1, 2003.

(iv)

there are no Liens for any Tax (other than Taxes not yet due and payable) on the Purchased Assets.

(v)

none of the Assumed Liabilities is an obligation to make a payment that is not deductible under Code §280G.

3.15

Absence of Certain Changes and Events

.  Since December 31, 2005, except as set forth in the Seller Disclosure Schedule, the Seller has conducted the Business in the ordinary course thereof consistent with past practice and from such date through the date of this Agreement, with respect to Seller, there has not been any:

(i)

change in the business, assets, liabilities, results of operations or financial condition of the Seller, or any event, condition or contingency (either individually or taken together) that constitutes a Material Adverse Effect;

(ii)

(A) incurrence, payment or discharge of any Liability, (B) sale or transfer of any property, or (C) acquisition or sale, lease, grant of interest in, or other disposition of, any assets or businesses, in each of clauses (A), (B) and (C), other than in the ordinary course of business, consistent with past practice;

(iii)

(A) guarantee or any other assumption of the obligations of any Person, or (B) making of any loan or advance to any Person (other than vacation payments made to hourly factory employees at the L.A. Facility in the ordinary course of business, consistent with past practice);

(iv)

settlement or compromise of any Action if the amount of such settlement will either not be paid in full prior to the Closing or which settlement or compromise would reasonably be expected to have a continuing adverse impact on the Business after the Closing;

(v)

Tax election or change in a Tax election or the filing for any change in any material respect of any method of accounting with the Internal Revenue Service, except as required by any change in Law;

(vi)

change in any method of accounting applied in the preparation of the Financial Statements, other than a change which is required by reason of a concurrent change in Law or GAAP;

(vii)

(A) adoption or amendment in any material respect to any benefit plan or bonus, profit sharing, deferred compensation, incentive, stock option or stock purchase plan, program or commitment, paid time off for sickness or other plan, program or arrangement for the benefit of its employees, consultants or directors, or (B) grant of any increase (other than increases required under any Contact) in the compensation of its employees (including any such increase pursuant to any bonus, profit sharing or other compensation or incentive plan, program or commitment) or any increase (other than increases required under any Contract) in the compensation payable or to become payable to any officer or director;

(viii)

material change or modification in any of the Contracts required to be listed in any Schedule to this Agreement (other than an Exempt Purchase Order), nor has the Seller entered into any Contract (other than an Exempt Purchase Order), except, in each case, in the ordinary and regular course of its business and in no event calling for annual payments by, or to, the Seller in excess of $25,000;

(ix)

the making of any capital expenditures in excess of $25,000;

(x)

declaration, distribution or the setting aside for distribution of any property, other than cash, or directly or indirectly, the redemption, purchase or otherwise acquisition of any shares of capital stock for property, other than cash, as the case may be; and

(xi)

agreement, whether in writing or otherwise, to take any action described in this Section 3.15.

3.16

Litigation and Claims

.  Except as set forth in the Seller Disclosure Schedule, there is no Action pending or, to the Knowledge of the Seller, threatened, against or affecting the Purchased Assets or the Business, and there is no Action pending or, to the Knowledge of the Seller, threatened, affecting the propriety or validity of the transactions contemplated hereby or by the Related Agreements.  Except as set forth in the Seller Disclosure Schedule, the Seller is not subject to or in default under or with respect to any Order, and the Seller has not made, and to the Knowledge of the Seller, the Seller has not engaged in making, any illegal payment or payments which would reasonably likely directly or indirectly constitute commercial bribery.

3.17

Governmental Permits; Compliance with Laws.

(a)

The Seller owns, holds or possesses all Governmental Permits which are necessary to entitle it to own or lease, operate and use its assets and to carry on and conduct the Business substantially as currently conducted, except for such incidental Governmental Permits which would be obtainable in due course by any qualified applicant without any adverse affect on the Business or any undue burden or cost in the event of any failure to apply, lapse, termination, cancellation or forfeiture thereof.

(b)

The Seller Disclosure Schedule sets forth a complete and correct list and brief description of each Governmental Permit owned, held or possessed by the Seller as of the date hereof.  Except as set forth in the Seller Disclosure Schedule, (i) the Seller has fulfilled and performed in all material respects its obligations under each of the Governmental Permits which it owns, holds or possesses, and (ii) since December 31, 2001, no written notice of cancellation, of default or of any material dispute concerning any Governmental Permit, or of any event, condition or state of facts described in the preceding clause, has been received by the Seller or the Principal.

(c)

The Seller is in compliance in all material respects with all Laws which are applicable to the Business.

3.18

Environmental Matters

.  Except as set forth in the Seller Disclosure Schedule:

(i)

the Seller is in compliance, in all material respects, with its obligations under applicable Environmental Laws;

(ii)

the Seller has obtained and at all times has been in compliance, in all material respects, with, and has submitted any necessary applications for renewals of, permits required pursuant to Environmental Law;

(iii)

no condition at the L.A. Facility has violated, or is in violation of, in any material respect, any Environmental Law and, to the Knowledge of the Seller, no condition at any other Facility has violated, or is in violation of, any Environmental Law;

(iv)

there are no Environmental Conditions present at, on, or under, the L.A. Facility, and there are no there are no Environmental Conditions present at, on, or under, any other Facility as a result of activities of the Seller or any of its employees or agents, in each case, in amounts exceeding the levels permitted by applicable Environmental Law or under circumstances that would reasonably be expected to result in Liability in any material respect under or relating to Environmental Law;

(v)

the Seller has not disposed of, arranged for the disposal of, released, threatened to release, or transported any Hazardous Substances in violation of any applicable Environmental Law or in a manner that would reasonably be expected to result in material Liability to the Seller;

(vi)

the Seller is not subject to any Actions, is not subject to any Order or has not received any written notice from any Governmental Authority or the current or prior owner or operator of any of any Facility or any other Person, in each case with respect to any actual or potential violation or failure to comply with any Environmental Law or of any actual or threatened Liability under any Environmental Law, or regarding any Hazardous Substances; and to the Knowledge of the Seller, the Seller is not threatened with any such written Action, Order, notice or communication;

(vii)

the Seller has not contractually assumed any Liability under or relating to Environmental Laws or Hazardous Substances; and

(viii)

since January 1, 2001, there are no Environmental Reports in the custody or control of the Seller relating to any Facility, the Business or activities of the Seller that have not been made available to the Buyer.

3.19

Employee Plans.

(a)

The Seller Disclosure Schedule sets forth (i) each employee benefit plan (as defined in Section 3(3) of ERISA) and (ii) each other benefit plan, program, contract or arrangement of any kind whatsoever (whether for the benefit of present, former, retired or future employees, directors, consultants or independent contractors of the Seller) sponsored, maintained or contributed to by the Seller or the Hong Kong Subsidiary, or with respect to which the Seller or the Hong Kong Subsidiary could have any liability, including, without limitation, plans, programs, contracts or arrangements with respect to pension, retirement, profit sharing, deferred compensation, thrift, savings, stock ownership, stock bonus, restricted stock, health, dental, medical, life, hospitalization, disability, relocation, child care, educational assistance, stock purchase, stock option, incentive, bonus, sabbatical leave, vacation, severance, cafeteria, pre-tax premium, flexible spending or other contribution, benefit or payment of any kind, employee severance and change-of-control agreement, contracts or arrangements, and plans, programs, contracts or arrangements providing for contributions, benefits or payments in the event of a change of ownership or control in whole or in part of the Seller or the Hong Kong Subsidiary (all such employee benefit plans and other benefit plans, programs, contracts or arrangements, whether written or oral, hereinafter individually and collectively called the “Employee Plans”).

(b)

A complete and correct copy of the plan document for each of the Employee Plans, and all amendments thereto, and all contracts and agreements relating thereto, or to the funding thereof (including, without limitation, all trust agreements, insurance contracts, investment management agreements, subscription and participation agreements, administration and recordkeeping agreements) have been provided to the Buyer.  In the case of any Employee Plan that is not in written form, an accurate and complete description of such Employee Plan has been provided to the Buyer.  With respect to each Employee Plan, the Buyer has been provided, as applicable, with a complete and correct copy of each of (i) the three most recent annual reports (Form 5500 series), including all schedules to such annual reports, and (ii) the most recent summary plan description (including summaries of material modification), employee handbooks, Internal Revenue Service determination letter and/or or ruling, and, in the case of any funded Employee Plan, a current schedule of assets (and the fair market value thereof assuming liquidation of any asset which is not readily tradeable) held with respect thereto.

(c)

No Employee Plan or any plan sponsored, maintained or contributed to by the Seller or any ERISA Affiliate is subject to Title IV of ERISA.  Neither the Company nor any ERISA Affiliate has completely or partially withdrawn, within the meaning of Title IV of ERISA, from any “multiemployer plan” within the meaning of Section 3(37) of ERISA (each such plan hereinafter, individually and collectively called a “Multiemployer Plan”) or any single-employer plan (within the meaning of Section 4001(a)(15) of ERISA) which has two or more contributing sponsors at least two of whom are not under common control (each such plan hereinafter, individually and collectively, called a “Single-Employer Plan”).  Neither the Seller nor any ERISA Affiliate is a party to, or participates in, or has any liability or contingent liability with respect to any Multiemployer Plan or any Single-Employer Plan.

(d)

Except as set forth in the Seller Disclosure Schedule, any and all amounts which the Seller is required to pay as contributions or otherwise with respect to the Employee Plans have been timely paid or accrued on the June 30 Balance Sheet.  No Employee Plan subject to Section 302 of ERISA or Section 412 of the Code (other than a Multiemployer Plan) has incurred any “accumulated funding deficiency” (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, and neither the Seller nor any ERISA Affiliate has provided, or is required to provide, security to any Employee Plan.

(e)

Except as set forth in the Seller Disclosure Schedule, each of the Employee Plans has been established, maintained, operated and administered in all material respects in accordance with its terms and all applicable Law.  Each of the Employee Plans which is intended to be “qualified” within the meaning of Sections 401(a) and 501(a) of the Code (a “Qualified Plan”) has been determined by the Internal Revenue Service to be so qualified and nothing has occurred that could adversely affect such qualified status.  There are no pending or, to the Knowledge of the Seller, threatened proceedings (other than routine claims for benefits) involving any of the Employee Plans.  Except as set forth in the Seller Disclosure Letter, there have been no nonexempt “prohibited transactions” within the meaning of Section 406 of ERISA or Section 4975 of the Code with respect to any of the Employee Plans.

(f)

Except as set forth in the Seller Disclosure Schedule, each Employee Plan which is a “nonqualified deferred compensation plan” (within the meaning of §Code 409A) has been operated and administered since January 1, 2005 in good faith compliance with §Code 409A and IRS Notice 2005-1 and the other proposed and final guidance under Code §409A.

(g)

Except as set forth in the Seller Disclosure Schedule, each Employee Plan, and all contracts and agreements relating thereto or to the funding thereof, can be unilaterally terminated by the Seller, without penalty, on no more than 30 days’ notice.  There have been no material changes in the financial condition of the respective Employee Plans (or other information provided hereunder) from that stated in each Employee Plan’s most recent of such annual reports, actuarial reports and schedule of assets furnished to the Buyer.

(h)

Except as set forth in the Seller Disclosure Schedule, no Employee Plan provides benefits including, without limitation, death or medical benefits (whether or not insured), with respect to any employees, former employees or directors of the Seller beyond their termination of service for any reason, other than (i) coverage mandated by applicable Law, (ii) death benefits or retirement benefits under any “employee pension plan,” as that term is defined in Section 3(2) of ERISA, or (iii) disability benefits.

(i)

Except as set forth in the Seller Disclosure Schedule, the execution and delivery by the Seller of this Agreement and the Related Agreements and the consummation by the Seller of the transactions contemplated hereby or by the Related Agreements shall not (either alone or upon the occurrence of additional events or acts) (x) require the Seller to make any payment to, or obtain any consent or waiver from, any officer, director, employee, consultant or agent of any ERISA Affiliate or (y) accelerate vesting or payment of any benefits or any payments, increase the amount or value of any benefit or payment or result in the payment of or obligation to pay any “excess parachute payment” (within the meaning of Code §280G).

3.20

Receivables

.  All accounts and other receivables of the Seller whether reflected on the 2005 Balance Sheet or otherwise (i) represent actual amounts incurred and owing by the applicable account debtors, (ii) arose from bona fide transactions entered into in the ordinary course of business, (iii) to the Knowledge of the Seller, are not subject to contest, claim, or right of set off, other than returns in the ordinary course of business, and (iv) the reserves against such receivables set forth in the Seller Disclosure Schedule have been reasonably determined based on past practice and in accordance with GAAP (subject to the GAAP Exceptions).  There have not been any write-offs as uncollectible of any customer accounts receivable of the Seller from June 30, 2006 through the date hereof, except, in any event, for non-material write-offs in the ordinary course of business.  The Seller Disclosure Schedule contains a complete and correct list of all accounts and other receivables as of the date hereof, which list sets forth the aging of such accounts and other receivables.

3.21

Inventory

.  Except as set forth in the Seller Disclosure Schedule, all of the Seller’s inventory has been acquired by the Seller in the ordinary course of business and is of a quantity and quality reasonable for use in the Business, all consistent with past practices.  All such inventory is owned free and clear of any Liens (other than Permitted Liens).

3.22

Customers

.  The Seller Disclosure Schedule contains a complete and correct list of the ten largest customers of the Business as of the date hereof based on the Seller’s revenues in the year ended December 31, 2005.  Except as set forth in the Seller Disclosure Schedule, no customer, constituting one of the ten largest customers of the Business at any time during the previous five fiscal years of the Seller, has ceased doing business with, or materially lessened its business with, the Seller.  No customer required to be listed on the Seller Disclosure Schedule has since December 31, 2005 threatened in writing to cancel or otherwise to terminate its relationship with the Seller.

3.23

Suppliers

.  The Seller Disclosure Schedule contains a complete and correct list of the ten largest suppliers of the Business as of the date hereof. No supplier required to be listed on the Seller Disclosure Schedule has since December 31, 2005 threatened in writing to cancel or otherwise to terminate its relationship with the Seller.

3.24

Products

.  There is no pending or, to the Knowledge of the Seller, threatened (a) recall or investigation of, with respect to, any product manufactured, distributed or sold by, or on behalf of the Seller or (b) claim against the Seller deriving from the provisions of applicable Law governing (x) manufacturers’ and distributors’ Liabilities for the safety of such products or (y) manufacturers’ Liabilities alleging the defectiveness of such products, other than ordinary course claims of customers of the Business or consumers of the products of the Business which are immaterial.

3.25

Bank Accounts

.  The Seller Disclosure Schedule contains a complete and correct list of the names and locations of all banks and other financial institutions at which the Seller maintains a bank, savings, deposit or custodial account or safe deposit box, together with the applicable account numbers and names and identification of all Persons authorized to draw thereon or to have access thereto (including Persons holding powers of attorney or agency authority from the Seller).  Except as set forth in the Seller Disclosure Schedule, the Seller does not receive any payments from third parties under any name other than “Superba, Inc.”

3.26

No Finder

.  Other than Financo, Inc., neither the Seller nor any party acting on its behalf, has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated hereby or by the Related Agreements.

3.27

No Reliance

.

Except for the representations and warranties made herein, in any Related Agreement or in any certificate to be delivered hereunder, the Seller makes no representation or warranty express or implied, at law or in equity, and any such other representations or warranties are hereby expressly disclaimed.  Without limiting the generality of the foregoing, the Seller makes no representation or warranty with respect to any projections relating to the Business heretofore delivered to or made available to the Buyer or its counsel, accountants or advisors of future revenues, expenses or expenditures or future results of operations of the Business.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF THE BUYER

The Buyer represents and warrants to the Seller as follows:

4.1

Organization; Good Standing

.  The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

4.2

Authority; Execution and Delivery; Enforceability

.  The Buyer has full corporate power and authority to execute and deliver this Agreement and the Related Agreements, to perform its obligations hereunder and under the Related Agreements and to consummate the transactions contemplated hereby and by the Related Agreements.  All corporate acts and other proceedings required to be taken by the Buyer to authorize the execution, delivery and performance of this Agreement and the Related Agreements have been duly and properly taken.  Each of this Agreement and (when executed) the Related Agreements has been (or will be) duly executed and delivered by the Buyer, and constitutes (or will, when executed, constitute) the legal, valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium and other similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

4.3

Non-Contravention

.  Assuming the consents described in Section 4.4 have been received, the execution and delivery by the Buyer of this Agreement and the Related Agreements by the Buyer does not, and the consummation by the Buyer of the transactions contemplated hereby and by the Related Agreements and compliance by the Buyer with the terms hereof and of the Related Agreements, will not:

(i)

constitute a violation or breach of the certificate of incorporation or the by-laws of the Buyer;

(ii)

constitute a default under or a violation or breach of, or result in the acceleration of any obligation of the Buyer under, any provision of any material contract or other instrument to which the Buyer is a party or by which any of the assets of the Buyer may be affected; or

(iii)

violate any Order or any Law affecting the Buyer or its assets.

4.4

Consents and Approvals

.  No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any Governmental Authority, and no consent or approval of any Person, is required to be obtained by or on behalf of the Buyer in connection with the execution, delivery and performance by the Buyer of this Agreement or the Related Agreements or the consummation of the transactions contemplated hereby and by the Related Agreements, other than compliance with and filings under the HSR Act and similar Laws of any jurisdiction.

4.5

Litigation and Claims

.  There is no Action pending or, to the knowledge of the Buyer, threatened, against or affecting the Buyer with respect to the propriety or validity of the transactions contemplated hereby or by the Related Agreements.

4.6

No Restrictions on Business

.  The Schedule I License Agreements are the only contracts, agreements or arrangements that the Buyer or any of its subsidiaries are a party to relating to the wholesale distribution of neckwear in the United States or Canada which expire prior to the last day of the Third Measurement Period.  The Buyer has provided to the Seller a complete and correct copy of each Schedule I License Agreement.  Neither the Buyer nor any of its subsidiaries is a party to any license agreement or non-competition agreement which would have a material adverse effect on the Business as presently conducted; provided, however, the parties acknowledge and agree that the Buyer is a party to the Neckwear License Agreements and performance of the Neckwear License Agreements shall not be deemed a breach of this Section 4.6.

4.7

No Finder

.  Other than Peter J. Solomon Company, neither the Buyer nor any party acting on its behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary (other than counsel) for or on account of the transactions contemplated hereby or by the Related Agreements.

4.8

No Reliance

.

Except for the representations and warranties made herein, in any Related Agreement or in any certificate to be delivered hereunder, the Buyer makes no representation or warranty express or implied, at law or in equity, and any such other representations or warranties are hereby expressly disclaimed.

ARTICLE V.

ACTION PRIOR TO THE CLOSING DATE

From and after the execution of this Agreement until the Closing Time (or earlier termination of this Agreement in accordance with Section 10.1):

5.1

Conduct of Business.

(a)

The Seller shall, and the Principal shall cause the Seller to, (i) continue to conduct the Business in the ordinary course thereof, consistent with past practice, and use its commercially reasonable efforts to maintain the Business and the Purchased Assets in substantially the same manner as heretofore, carry on its business’ practices in substantially the same manner as heretofore and keep its books of account, records and files in a manner consistent with past practice, (ii) use its commercially reasonable efforts to preserve the organization of the Seller intact, to retain the services of the employees of the Seller and to preserve the goodwill of the licensors, customers and suppliers of the Seller and others having business relationships with the Seller, (iii) pay and perform all of the Liabilities of the Seller as and when due consistent with past practice, and pay and perform under all Intellectual Property Contracts consistent with past practice (to the extent past practice was not objected to by any other party thereto) and under all other Contracts in accordance with the terms and provisions thereof; (iv) maintain all Company Intellectual Property in a manner consistent with past practices and not take any action adverse to the preservation of such Company Intellectual Property, (v) fully satisfy all obligations, on a timely basis, under each Employee Plan, including, without limitation, all contribution obligations, and to administer, operate and maintain each Employee Plan in accordance with its terms and all applicable Law, including with respect to any Qualified Plan, the qualification requirements of the Code, and (vi) use the same efforts as heretofore used to comply with all Laws applicable to the Business.

(b)

Notwithstanding Section 5.1(a) hereof, the Seller shall not, and the Principal shall cause the Seller to not, without the prior written consent of the Buyer:

(i)

make any material change in the Business;

(ii)

(A) incur any Liability, other than a Liability that is not an Assumed Liability, (B) sell or transfer any property, or (C) acquire or sell, lease, grant an interest in or dispose of any assets (other than an Excluded Asset) or businesses (other than the U.K. Subsidiary, in each case, other than in the ordinary course of business consistent with past practice or with respect to an Excluded Entity;

(iii)

(A) guarantee or assume any other obligation of any Person, or (B) make any loan or advance to any Person;

(iv)

waive any right of value owed to, cancel any debt owed to, or claims held by, the Seller, except in the ordinary course of business consistent with past practice;

(v)

settle or compromise any Action, which amount of such settlement or compromise is not paid in full prior to the Closing or which such settlement or compromise would reasonably be expected to have a continuing adverse impact on the Business after the Closing;

(vi)

make any Tax election or change a Tax election or file for any change in any material respect of any method of accounting with the Internal Revenue Service, except as required by any change in Law;

(vii)

revoke the Seller’s election to be taxed as an S corporation within the meaning of Sections 1361 and 1362 of the Code, or the comparable elections or status for applicable state and local Tax purposes, or take or permit to be taken any action that might have the effect of terminating any such election or status;

(viii)

make any change in the methods of accounting or accounting principles applied in the preparation of the financial statements of the Seller other than a change which is required by reason of a concurrent change in Law or GAAP;

(ix)

revalue any of the Purchased Assets, including the write-off of accounts or other receivables, other than in the ordinary course of business;

(x)

request or require any Person to accelerate the payment of, factor, or write-off or otherwise reduce amounts owing by any Person in respect of, the accounts and other receivables of the Seller, except in the ordinary course of business or as otherwise required by GAAP;

(xi)

defer the payment of the accounts payable of the Seller beyond the due date or modify the Seller’s credit policies relating to the Business;

(xii)

take any other action not in the ordinary course of business which affects the Closing Date Working Capital, including accelerating the shipment of inventory of the Seller or taking any other action which would accelerate the sales of any products of the Seller;

(xiii)

(A) except as required by law, adopt, terminate, amend in any material respect, fund (with the exception of contributions to the Seller’s 401(k) Plan) or secure any Employee Plan, (B) grant any increase (other than increases required under a Contract) in the compensation of any of its employees, directors, consultants or independent contractors (including any such increase pursuant to any Employee Plan) or any increase (other than increases required under a Contract) in the compensation payable or to become payable to any officer or director, or (C) take any action to or permit any ERISA Affiliate to take any action to completely or partially withdraw (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan or withdraw (within the meaning of Section 4063 of ERISA) from any Single-Employer Plan or incur any liability under Title IV of ERISA (other than the timely payment of premiums);

(xiv)

take any action to hire any new employee or engage any new independent contractor, other than in the case of replacing an existing employee or independent contractor in the ordinary course of business, and so long as such Person receives compensation comparable to the exiting employee or independent contractor, as the case may be, but in no event requiring annual payments in excess of $100,000;

(xv)

enter into, amend or modify any Contract (other than an Excluded Contract or any Exempt Purchase Order), except in the ordinary course of business and in no event calling for annual payments, in a new Contract, or an increase in annual payments, if an amendment or modification, by, or to, the Seller in excess of $5,000; provided, however, that the Seller shall use its commercially reasonable efforts to enter into new agreements, or extensions of the existing agreements, with each of the merchandise coordinators listed on the Seller Disclosure Schedule (except for agreements with those merchandise coordinators that the Seller in consultation with the Buyer determines not to renew) and on substantially the same terms as their existing agreements listed on the Seller Disclosure Schedule to provide for their continued services through December 31, 2007;

(xvi)

terminate any Intellectual Property Contract or take any action, or omit to take any action, that would result in the abandonment, loss, cancellation or loss in value of any item of Company Intellectual Property or Intellectual Property owned by the Seller or knowingly breach any Intellectual Property Contract;

(xvii)

enter into, amend or modify any collective bargaining agreements;

(xviii)

authorize, undertake, or enter into any commitment with respect to, capital expenditure projects individually in excess of $5,000 or in the aggregate in excess of $25,000;

(xix)

declare, set aside or make any distributions of property other than cash, in respect of the capital stock of any subsidiary of the Seller, or agree to do any of the foregoing;

(xx)

make or agree to make any payment or distribution of assets to the Principal or any other shareholder of the Seller or their Affiliates, by way of dividend, repurchase, retirement or redemption of capital stock or otherwise, except payments or distributions of cash or Excluded Assets;

(xxi)

fail to maintain in force, or make any change in (except in the ordinary course of business), the insurance contemplated by Section 3.12 (or substantially equivalent replacement coverage);

(xxii)

subject to Section 6.2(f), issue any communication to employees of the Seller with respect to compensation, benefits or employment continuation or opportunity following the Closing, except as required by Law or as agreed to by the Buyer and the Seller;

(xxiii)

create any subsidiary or enter into any partnership or joint venture agreement or arrangement or any other agreement involving a sharing of revenue or profits; or

(xxiv)

agree, whether in writing or otherwise, to do any of the foregoing.

5.2

No Breach of Representations and Warranties; Notification of Certain Matters

.  Each of the Seller, the Principal, and the Buyer will use its reasonable best efforts to refrain from taking any action, and each of them will endeavor in good faith not to permit any event to occur, which (a) would cause the conditions set forth in Section 7.1 and Section 8.1, respectively, not to be satisfied, or (b) would otherwise prohibit such party from consummating the transactions contemplated hereby or by any Related Agreement.  The Seller, the Principal or the Buyer, as the case may be, will, in the event of or promptly after becoming aware of the occurrence of, any matter that would prevent it from consummating the transactions contemplated hereby or by any Related Agreement, give detailed notice thereof to the Seller, the Principal or the Buyer, as the case may be.  The Seller, the Principal or the Buyer, as the case may be, will, after becoming aware of the occurrence of any matter that constitutes a material breach of any of such Person’s representations and warranties contained in Article II, Article III or Article IV, as applicable, give detailed  notice thereof to the Seller, the Principal or the Buyer, as the case may be, and each of the Seller, the Principal and the Buyer, as the case may be, shall use its commercially reasonable efforts to cure such breach if such breach is curable.  None of the disclosures pursuant to this Section 5.2 will be deemed to qualify, modify, or amend or supplement the representations, warranties or covenants of any party.

5.3

Access

.  Subject to the terms of the Confidentiality Agreement, the Seller shall, and the Principal shall cause the Seller to, afford the Buyer’s employees, auditors, legal counsel and other authorized representatives and advisors all reasonable opportunity and access during normal business hours to inspect, investigate and audit the assets, liabilities, Contracts, operations and the Business and to interview the employees and officers of the Seller.  Such rights of access shall be exercised in a manner that does not unreasonably interfere with the operations of the Seller.  The Seller and the Principal shall also permit the Buyer to meet privately with the licensors and other business partners of the Business to discuss the business conducted between them.  Without limiting the foregoing, subject to applicable Law, the Seller shall provide the Buyer with access to the employment records of the Transferred Employees, including, but not limited to, information regarding salary, title, position, bonus, incentive compensation, fringe benefits and accrued vacation.

5.4

Standstill

.  Neither the Seller nor the Principal shall, and shall not permit any of their respective officers, directors, employees, agents or Affiliates to, (i) solicit or encourage, directly or indirectly, any inquiries, discussions or proposals for, (ii) continue, propose or enter into negotiations looking toward, or (iii) enter into any agreement or understanding providing for, any acquisition of the capital stock or any of the material assets of the Seller (other than this Agreement and the transactions contemplated hereby) or any transaction similar to the arrangement described herein that would have the effect of precluding the consummation of the transactions contemplated hereby (an “Acquisition Transaction”); nor shall any of such Persons provide any information to any Person (other than the Buyer and its representatives) for the purpose of evaluating or determining whether to make or pursue any inquiries or proposals with respect to any such transaction.  Such Persons agree to inform the Buyer in writing by facsimile promptly following the receipt by any of them of any inquiry, proposal, offer or bid (including the terms thereof and the identity of the Person making such inquiry, proposal, offer or bid) in respect of any Acquisition Transaction.  This Section 5.4 shall not apply to a transaction solely involving the sale, disposal and/or liquidation by the Seller of any Excluded Entity or its assets.

5.5

Notice of Litigation

.  Promptly after becoming aware of the occurrence of or the threatened occurrence of any Action against or affecting the Purchased Assets or the Business, such Person shall give detailed notice thereof to the Buyer.

5.6

Fulfillment of Conditions to the Buyer’s Obligations

.  The Principal shall, and shall cause the Seller to, use reasonable best efforts to effectuate the transactions contemplated hereby and by the Related Agreements and to fulfill the conditions to the Buyer’s obligation contained in Article VII.

5.7

Fulfillment of Conditions to the Seller’s Obligations

.  The Buyer shall use reasonable best efforts to effectuate the transactions contemplated hereby and by the Related Agreements and to fulfill the conditions to the Seller’s obligation contained in Article VIII.

5.8

Governmental Consents

.  Each of the Buyer, the Seller and the Principal shall as promptly as practicable following the execution and delivery of this Agreement make all filings, notices, petitions, statements, registrations, submissions of information, application or submission of other documents required by any Governmental Authority in connection with the transactions contemplated hereby and by the Related Agreements, including, without limitation, (i) the notification and report forms with the FTC and the DOJ, and any supplemental information requested in connection therewith pursuant to the HSR Act, and (ii) any other comparable notification forms required by any Governmental Authority.  Each party will cause all documents that it is responsible for filing with any Governmental Authority under this Section 5.8 to comply in all material respects with all applicable Law.  Each such party shall furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of such filings or submissions.  Each such party shall keep the other apprised of the status of any communications with, and any inquiries or requests for additional information from, any Governmental Authority and shall comply promptly with any such inquiry or request.  Each such party shall use its reasonable best efforts to obtain any clearance required under applicable Law for the consummation of the transactions contemplated hereby and by the Related Agreements.  Filing fees attributable to the filings made pursuant to this Section 5.8 shall be borne by the party responsible for making the filing in connection with the transactions contemplated hereby (it being understood that the Buyer shall pay all filing fees with respect to any filing required under the HSR Act in connection with the transactions contemplated hereby).  Notwithstanding the foregoing, in no event shall the Buyer, the Seller or the Principal agree to any restriction or limitation affecting the Business nor shall the Buyer, the Seller or the Principal be required to dispose of (or otherwise agree to restrict in any manner or at any time) any of its Affiliates, subsidiaries, assets or businesses in connection with, or in furtherance of, any clearance or approval under the HSR Act or any other filings with any Governmental Authority.

5.9

Third Party Consents

.  The Seller and the Principal shall use their respective reasonable best efforts (without the obligation to make payment other than obligations when and as required under existing Contracts) to obtain all consents from parties to Contracts which are required by the terms thereof to be obtained in connection with the transactions contemplated hereby and by the Related Agreements.

5.10

Publicity

.  No public release or announcement concerning the transactions contemplated hereby or by the Related Agreements shall be issued by any party without the prior consent of the other party (which consent shall not be unreasonably withheld or delayed), except as such release or announcement may be required by Law or the rules or regulations of any U.S. or foreign securities exchange, in which case the party required to make the release or announcement shall allow the other party reasonable time to comment on such release or announcement in advance of such issuance and shall make a reasonable effort to take into account such comments.

5.11

Employment Agreements

.  The Seller shall use its commercially reasonable efforts to assist the Buyer in obtaining executed copies of the Employment Agreements at or prior to the Closing Time.

ARTICLE VI.

OTHER AGREEMENTS OF THE PARTIES

6.1

Cooperation in Litigation

.  From and after the Closing Date (until the third anniversary of the last day of the Third Measurement Period), each party shall provide to the other such cooperation as may reasonably be requested in connection with the defense of any litigation relating to the Business whether existing on the Closing Date or arising thereafter out of, or relating to, an occurrence or event happening before the Closing Date.

6.2

Employees.

(a)

From and after the date hereof until the Closing Time, the Seller shall, and the Principal shall cause the Seller to, use its reasonable best efforts to assist the Buyer in retaining, subsequent to the Closing Time, all employees of the Seller and the Hong Kong Subsidiary.

(b)

The Buyer will offer to employ each employee of the Seller, other than the Excluded Employee, commencing on the Closing Date, with initial compensation and benefits which in the aggregate are no less favorable than those provided immediately prior to the Closing Date.  Each such employee who accepts such employment and commences employment with the Buyer is herein referred to as a “Transferred Employee”.  Notwithstanding the foregoing, any such employee who is on an approved leave of absence on the Closing Date shall become a Transferred Employee on the date such employee commences employment with the Buyer.  Notwithstanding the foregoing, nothing herein shall be deemed to require the Buyer to continue to offer employment to any such employee other than to the extent required by Law.  Nothing herein shall prevent the Buyer from changing the compensation or benefits of the Transferred Employees subsequent to the Closing Date.  The Seller shall be solely liable for any severance payments due to any of its employees not willing to accept the Buyer’s offer of employment and as a result of the employees’ termination or layoff from employment with the Seller prior to or as of the Closing Date notwithstanding the Buyer’s offer of employment and hiring of any employees.

(c)

The Buyer shall assume all of the Employee Plans (other than vacation, which shall be treated as described in Section 6.2(e)) as of the Closing Date, but not for Liabilities with respect to events occurring prior to the Closing Time, and shall initially provide coverage for Transferred Employees under the Employee Plans, with credit given for years of service with the Seller, except as provided in Section 6.2(d).  Nothing in this Agreement shall prevent the Buyer from amending or terminating any of the Employee Plans at any time after the Closing Time.

(d)

Each Transferred Employee will receive service credit for all periods of employment with the Seller prior to the Closing Date for purposes of eligibility and vesting under any employee plan within the meaning of Section 3(3) of ERISA in which such Transferred Employee participates after the Closing Date, but specifically excluding credit for benefit accrual purposes.

(e)

At the Closing, the Seller shall deliver to the Buyer a schedule showing the accrued vacation entitlement with the Seller for each salaried employee of the Seller that is expected to become a Transferred Employee.  Prior to the Closing, the Seller shall cooperate with, and assist, the Buyer in seeking the written consent of salaried employees of the Seller, other than the Excluded Employee, who have accrued but unused vacation time to the conversion of such time into Bonus Time and associated vacation pay into the Bonus Time Accruals, and the substitution of the Buyer for the Seller as the obligor with respect thereto.  The Buyer shall reasonably accommodate each salaried Transferred Employee who executes such a consent to permit such Transferred Employee to take his or her Bonus Time; provided, however, that if any such Transferred Employee does not use his or her Bonus Time by December 31, 2007, the Buyer shall have the right to pay such Transferred Employee an amount equal to his or her Bonus Time Accruals in lieu of permitting the Transferred Employee to use the Bonus Time.  The Buyer shall be under no obligation to accommodate requests to use Bonus Time in excess of what is shown on the schedule delivered pursuant to the first sentence of this Section 6.2(e).  The Seller shall transfer to the Buyer at the Closing an amount equal to the total cost of accrued vacation pay of all salaried employees who are expected to become Transferred Employees from whom a valid consent has been obtained and which accrued vacation entitlement is converted into Bonus Time for said employees during their employment with the Buyer, and, subject to the last sentence of this Section 6.2(e), the Buyer shall be solely responsible for the payment of such amount to such Transferred Employees as herein provided. The Bonus Time is an accommodation provided to the applicable Transferred Employees and is not a part of and is entirely separate from the vacation accrual benefit such Transferred Employees are entitled to receive from the Buyer under the Buyer’s vacation benefit for its employees.  The Bonus Time shall be administered separately from the Buyer’s vacation benefit provided to Transferred Employees. Notwithstanding anything herein to the contrary, the Seller shall be responsible to pay vacation accruals for (i) all of its non-salaried employees, (ii) for any salaried Transferred Employee who does not execute a consent in accordance with this Section 6.2(e) prior to the Closing, even if at the time the schedule delivered pursuant to this Section 6.2(e) it is anticipated that such a consent will be delivered (or if such consent has been delivered but is revoked prior to the Closing), (iii) for any salaried employee of the Seller who does not become a Transferred Employee, even if at the time the schedule delivered pursuant to this Section 6.2(e) it is anticipated that such employee is to become a Transferred Employee and (iv) time in excess of what is shown on such schedule.  In the event that the Seller pays amounts to the Buyer under this Section 6.2(e) with respect to an employee that either does not become a Transferred Employee or has not delivered a valid consent (or revokes a valid consent prior to the Closing), the Buyer shall return such amounts to the Seller for the Seller to pay vacation accruals to such employees.

(f)

Within 30 days after the date of this Agreement, the Buyer and the Seller shall prepare a statement in form and substance satisfactory to the Buyer and the Seller to be released to the employees of the Seller and the Hong Kong Subsidiary with respect to the transactions contemplated hereby, including compensation, benefits and employment continuation or opportunity following the Closing.  If the Seller, in good faith, determines that it is necessary or advisable for it to issue a notice under WARN or any comparable applicable state Law, the Seller shall have the right to include such notice as part of the materials distributed to the employees.

(g)

Effective as of the Closing Date, the Buyer shall offer employment to all employees of the Hong Kong Subsidiary (other than employees who are providing services to Michelsons Limited) on terms and conditions which are in the aggregate no less favorable than those enjoyed by such employees immediately prior to the Closing Date; provided, however, that in the event that the Buyer shall not have established a representative office in Shengzhou Province prior to the Closing Date, then the Buyer shall notify the Seller (at least 15 Business Days prior to the Closing Date) and not offer employment to such employees until the date on which such representative office is established (the “Delayed Offer Date”) and during the period from the Closing Date until the Delayed Offer Date, the Seller shall cause the Hong Kong Subsidiary to continue to employ such employees, and effective on the Closing Date the Buyer and the Seller shall enter into the Transition Services Agreement; provided, however, that in no event shall the Hong Kong Subsidiary be obligated to employ such employees beyond the one year anniversary of the Closing Date.  The Hong Kong Subsidiary shall be responsible to provide (and the Seller shall cause the Hong Kong Subsidiary to provide) the employees of the Hong Kong Subsidiary with notice of the termination of their employment as and to the extent required by applicable Law or contract.

6.3

Non-Competition, Non-Solicitation, Non-Derogation and Confidentiality.

(a)

From and after the Closing Date (until the third anniversary of the last day of the Third Measurement Period), each of the Seller and the Principal shall not, directly or indirectly, engage in, be employed by, be a consultant to, own, manage, operate, provide financing to, control or participate in the ownership, management or control of, or otherwise have an interest in, or aid or assist any other Person in the conduct of, any Restricted Business or any Person who is engaged in any Restricted Business; provided, however, that the Seller and the Principal shall not be precluded from ownership of (i) the Buyer’s issued and outstanding stock or other securities of the Buyer (and any successors thereto), or (ii) less than 2% of the issued and outstanding stock or other securities of a corporation listed on a national securities exchange, electronic quotation and trading system or traded in the over-the-counter market.  For purposes of this Section 6.3, “Restricted Business” means the business of developing, designing, manufacturing or causing the manufacture of, distributing, merchandising and licensing, throughout the world, neckwear and related products; provided, however, that for a period of one year following the Closing Date, ownership of the Excluded Entities by the Seller or the Principal shall not constitute ownership of a Restricted Business, and the Principal shall be permitted to dedicate a portion of his business time and attention to the sale, disposal and/or liquidation of the Excluded Entities or their assets, so long as the time dedicated to such sale, disposal and/or liquidation does not significantly interfere with the Principal’s services to be rendered under the M. Mandelbaum Employment Agreement.

(b)

From and after the Closing Date, until the third anniversary of the last day of the Third Measurement Period, each of the Seller and the Principal shall not, without the prior written consent of the Buyer, directly or indirectly, for or on behalf of itself or himself or any other Person, employ or solicit for employment any officer, executive or employee of the Buyer or its subsidiaries or the Business at the time of such solicitation or hiring or during the immediately preceding six-month period or cause or seek to cause any such individual to leave the employ of the Buyer; provided, however, that this Section 6.3(b) will not prohibit the Principal from employing or soliciting for employment Danielle Mandelbaum at any time following the Third Measurement Period, as long as such employment relates to a business which is not a Restricted Business; and provided, further, that this Section 6.3(b) will not be deemed to apply to a general solicitation to the public not targeted at employees of the Buyer or its subsidiaries.

(c)

From and after the Closing Date, each of the Seller and the Principal shall not make, and shall not direct or instruct any family member, friend, agent or representative to make any comment or act in any manner, which is derogatory towards, or which is not respectful, complimentary and supportive of, the Buyer or any of its subsidiaries or any of their officers, directors or employees (current or former), their operation of the Business, the Business itself or any products manufactured, sold or distributed by the Buyer, its Affiliates, its licensees or its licensors. The Buyer shall not, and shall cause its Affiliates not to, issue or make any comment or act in any manner which is derogatory towards, or which is not respectful of, the Seller or the Principal or any member of the Principal’s immediate family or any of their respective Affiliates.  Notwithstanding the foregoing, nothing in this Agreement shall prevent the Buyer, the Seller, the Principal or any of their Affiliates from making any such comments that are specifically related to asserting their claims or defending themselves against claims filed in a court of law or with another body exercising arbitration or similar quasi-judicial authority or power or defending itself against claims made by the Buyer, the Seller or the Principal.

(d)

From and after the Closing Date (until the third anniversary of the last day of the Third Measurement Period), each of the Seller and the Principal will not, directly or indirectly, seek to encourage or induce any vendor or customer of the Buyer or any subsidiary of the Buyer to cease doing business with, or lessen its business with, the Buyer or any subsidiary of the Buyer, or otherwise interfere with or damage (or attempt to interfere with or damage) any of the Buyer’s or its subsidiaries’ relationships with their vendors and customers, except in the ordinary course of the Buyer’s or such subsidiary’s business.

(e)

Each of the Buyer, the Seller and the Principal acknowledges and agrees that the covenants and agreements contained in this Section 6.3 have been negotiated in good faith by each of them.  Each of the Buyer, the Seller and the Principal further acknowledges that (i) the goodwill associated with the existing Business, vendors, customers and assets of the Business  prior to the transactions contemplated herein is an integral component of the value of the Business to the Buyer and is reflected in the consideration to be received by the Seller and the Principal pursuant to this Agreement, and (ii) the covenants and agreements contained in this Section 6.3 are necessary to preserve the value of the Business for the Buyer following the transaction.  Each of the Seller and Principal further acknowledges that the limitations of time, geography and scope of activity agreed to in this Section 6.3 are reasonable because, among other things: (A) the Buyer and the Seller are engaged in a highly competitive industry and their operations are worldwide, (B) the Seller and the Principal have unique access to, and will continue to have access to, Confidential Information, including trade secrets, and know-how of the Business, (C) the Seller and the Principal is receiving significant consideration in connection with the transactions contemplated herein and (D) this Section 6.3 provides no more protection than is necessary to protect the Buyer's interest in the goodwill of the Business, Confidential Information and trade secrets.  If any one or more of the provisions contained in this Section 6.3 shall be held to be excessively broad as to scope, territory or period of time, such provisions shall be construed by limiting and reducing them so as to be enforceable to the maximum extent allowed by applicable Law.

(f)

Except as required by Law, each of the Seller and the Principal shall hold in confidence all Confidential Information obtained in the course of its ownership of or participation in, the Business (whether obtained prior to or following the Closing Time) or otherwise which is either non-public, confidential or proprietary in nature.  Each of the Seller and the Principal shall, subject to any requirement of Law, keep such Confidential Information confidential and shall not, without the prior written consent of the Buyer, be disclosed by it or him to any Person.  Notwithstanding the foregoing, the Seller or the Principal may disclose Confidential Information if and only to the extent such disclosure (x) is reasonably necessary for the purpose of the Seller or the Principal asserting its or his rights in a dispute among the parties hereunder or under any Related Agreement or (y) is required in connection with the preparation of a Tax Return or similar Tax-related filing.  The Seller and the Principal will use their best efforts to limit such disclosure of the Confidential Information.  It is acknowledged by the Principal that, without limiting the foregoing, the policies and procedures of the Buyer relating to confidentiality matters shall be complied with by the Principal following the Closing Date.

(g)

The Buyer shall be entitled to seek equitable relief, including injunction and specific performance, in the event of any breach of the provisions of this Section 6.3.  Such remedies shall not be deemed to be the exclusive remedies for a breach of this Section 6.3 by the Seller or the Principal but shall be in addition to all other remedies available at Law or equity (subject to the provisions of Article IX).  Failure or delay by the Buyer in exercising any right, power or privilege under this Section 6.3 shall not operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege under this Agreement.  Each of the Seller and the Principal hereby waives any requirement that the Buyer post a bond in connection with any claim for equitable relief.

6.4

Tax Matters

.

(a)

The Seller shall deliver to the Buyer a non-foreign affidavit dated as of the Closing Date, sworn under the penalty of perjury and in form and substance required under Treasury Regulations issued pursuant to Code §1445 stating that the Seller is not a “foreign person.”

(b)

The parties shall use or cause their respective Affiliates to use the standard procedure set forth in Revenue Procedure 2004-53 with respect to wage reporting.

(c)

All applicable transfer Taxes, sales and/or use Taxes, real property transfer or excise Taxes, recording, deed, stamp and other similar Taxes, fees and duties under applicable Law incurred in connection with the transfer of the Business shall be borne by the Seller and the Buyer equally.  The Seller and the Buyer shall jointly prepare or cause to be prepared and file or cause to be filed in a timely manner, all Tax Returns required to be filed with respect to such Taxes.

(d)

For all Tax purposes, the parties shall report the transactions contemplated by this Agreement in a manner consistent with the terms of this Agreement, and all parties shall file their Tax Returns accordingly.

(e)

The Seller shall, and shall cause each holder, if any, of rights with respect to the Deferred Purchase Price Payments (in either case, a “Rights Holder”) to, provide to the Buyer two properly completed and executed Internal Revenue Service Forms W-9 or other applicable forms, certificates or documents prescribed by the Internal Revenue Service of the United States certifying as to such Rights Holder’s entitlement to exemption from United States withholding Tax and back-up withholding Tax with respect to the Deferred Purchase Price Payments to be made to such Rights Holder hereunder (“Certificates of Exemption”).  The Seller shall provide such Certificates of Exemption on or before the Closing Date, and shall provide Certificates of Exemption on or before the first Business Day of each calendar year thereafter.  The Seller shall cause each Person that becomes a Rights Holder after the Closing Date to provide Certificates of Exemption on or before the date such Person becomes a Rights Holder and on or before the first Business Day of each taxable year of such Rights Holder thereafter.  The Seller shall, and shall cause each Rights Holder to, provide the Buyer with new Certificates of Exemption (x) upon the obsolescence of any letter, form, certificate or document previously delivered by such Rights Holder to the Buyer hereunder or (y) promptly after the occurrence of any event requiring a change in the status of the Rights Holder or in any of the other information provided on the most recent letter, form, certificate or document previously delivered by the Rights Holder to the Buyer hereunder.  If the Buyer shall provide written notice to a Rights Holder that new Certificates of Exemption are required, and if the Rights Holder does not submit them within 30 days following the receipt of such notice, then the Buyer shall be permitted to deduct all applicable withholding Taxes from the payment due to such Rights Holder.

6.5

Access to Records.

(a)

For a period of five years after the Closing Date, the Seller shall afford the Buyer and its representatives reasonable access to all the books and records relating to the Purchased Assets or the Business that the Buyer acquires from the Seller for matters related to the preparation of the Buyer’s Tax Returns, a Tax investigation, or audit of the Buyer.  Such access shall be afforded by the Seller upon receipt of reasonable advance notice and during normal business hours and shall be had or done in such a manner so as not to interfere with the normal conduct of business of the Seller.  The Buyer shall be responsible for any costs and expenses incurred by the Seller in retrieving and copying such books and records at the Buyer’s request.  However, if the Seller shall desire to dispose of any of such books and records prior to the expiration of such five-year period, the Seller shall, prior to such disposition, give 20 Business Days’ notice to the Buyer, and the Buyer shall have the right at its option and expense to segregate and remove such books and records as the Buyer may select from those the Seller desires to dispose of within ten Business Days after receipt of such notice.

(b)

For a period of five years after the Closing Date, the Buyer shall afford the Seller and its representatives reasonable access to all the books and records relating to the Purchased Assets or the Business that the Buyer acquires from the Seller for matters related to the preparation of the Seller’s Tax Returns, a Tax investigation or audit of the Seller, and in connection with the fulfillment of an indemnification obligation under Article IX.  Such access shall be afforded by the Buyer upon receipt of reasonable advance notice and during normal business hours and shall be had or done in such a manner so as not to interfere with the normal conduct of business of the Buyer.  The Seller shall be responsible for any costs and expenses incurred by the Buyer in retrieving and copying such books and records at the Seller’s request.  However, if the Buyer shall desire to dispose of any of such books and records prior to the expiration of such five-year period, the Buyer shall, prior to such disposition, give 20 Business Days’ notice to the Seller, and the Seller shall have the right at its option and expense to segregate and remove such books and records as the Seller may select from those the Buyer desires to dispose of within ten Business Days after receipt of such notice.

6.6

Use of Name

.  From and after the Closing Date, neither the Seller nor any of its Affiliates shall use the name “Superba” or any logo, trademark, tradename, assumed name or service mark or other name derived from or confusingly similar thereto, subject to the following:  the Seller will, or cause its Affiliates to, promptly, within 30 days after the Closing Date, terminate use of the “Superba” and “Superb” marks and trade names and change their corporate names to eliminate use of “Superba”, “Superb” or any name confusingly similar thereto provided, however, that the names “Superba” and “Superb” may continued to be used as reasonably required in connection with Tax Returns and other filings with Governmental Authorities with respect to periods prior to the Closing or in connection with the change of name of the Seller and its Affiliates.

6.7

Letters of Credit; Lockbox Account

.  Prior to the Closing Date, the Buyer will cause (i) the outstanding letter of credit relating to the Park Avenue Property to be replaced by the Buyer and (ii) any lockbox account maintained by the Seller in connection with the Business to be transferred to the Buyer, in each case effective as of the Closing Time.  The Seller shall cooperate with the Buyer and provide such information, instruments and documents that are reasonably requested to effect the foregoing.

6.8

Cash Available for Checks

.  The Seller shall retain sufficient cash in its checking accounts to cover any obligations of the Seller pursuant to checks written by the Seller prior to the Closing in respect of the Purchased Assets until the earlier of the occurrence of either the clearance of all such checks, one year after the Closing Date or other evidence of payment satisfactory to the Buyer.

6.9

Excluded Entities

.  The Seller shall cause the sale, disposal and/or liquidation of the Excluded Entities prior to the one year anniversary of the Closing Date.

6.10

Reimbursement of Royalty and Advertising Payments

.  Promptly following the Closing Date, the Buyer shall reimburse the Seller for any and all minimum royalty and advertising payments made by the Seller between December 1, 2006 and December 31, 2006 with respect to payments due to licensors for the Seller’s first quarter of 2007 under trademark license agreements pursuant to which the Seller licenses trademarks from third parties.  Such royalty and advertising payments shall not be included in the Closing Date Working Capital as a prepaid advance or otherwise.

6.11

Further Assurances

(a)

.  From and after the Closing Date, each party shall, at any time and from time to time, make, execute and deliver, or cause to be made, executed and delivered, for no additional consideration but at the cost and expense of the requesting party (excluding any internal costs incurred, such as having any of the following reviewed by counsel) such assignments, deeds, drafts, checks, returns, filings and other instruments, agreements, consents and assurances and take or cause to be taken all such actions as the other party or its counsel may reasonably request for the effectual consummation and  confirmation of this Agreement and the Related Agreements and the transactions contemplated hereby and by the Related Agreements.

(b)

The Seller hereby authorizes and empowers the Buyer, from and after the Closing Time, (i) to receive and open mail addressed to the Seller and (ii) to deal with the contents thereof in any manner the Buyer sees fit, providing such mail and the contents thereof relate to the Purchased Assets or the Business, and promptly to forward all other mail to the Seller.  The Seller and the Principal agree to forward and deliver to the Buyer any telephone calls, mail, checks or other communications, documents and inquiries received by it pertaining to the Purchased Assets or the Business and the Buyer agrees to do the same with respect to the Excluded Liabilities and Excluded Assets.

ARTICLE VII.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BUYER

The obligation of the Buyer to consummate the transactions contemplated under this Agreement are subject to the fulfillment of each of the following conditions, any or all of which may be waived in whole or in part by the Buyer, in its sole discretion:

7.1

Representations and Warranties

.  The representations and warranties of the Principal and the Seller contained in this Agreement shall be true and correct in all respects (disregarding immateriality, materiality, Material Adverse Effect or any derivation of any of the foregoing contained in such representations and warranties), in each case, as of the date of this Agreement and as of the Closing Time, with the same force and effect as if made as of the Closing Time (other than such representations and warranties as are made as of another date, which shall be true and correct as of such date), except where any failure of such representations and warranties to be so true and correct in all respects would not reasonably be expected to result in a Material Adverse Effect.

7.2

Performance

.  The Seller and the Principal shall each have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Seller and the Principal prior to or at the Closing Time.

7.3

No Material Adverse Effect

.  Between the date of the execution of this Agreement and the Closing Date, the Seller shall not  have suffered or experienced a Material Adverse Effect.

7.4

Certificates

.  The Buyer shall have received (a) a certificate of an executive officer of the Seller dated the Closing Date and certifying to the fulfillment on the part of the Seller of the conditions specified in Sections 7.1, 7.2, and 7.3; (b) a certificate of the Secretary or Assistant Secretary of the Seller dated the Closing Date, setting forth the resolutions of the Board of Directors of the Seller adopting and approving this Agreement, the Related Agreements, to the extent a party thereto, and all other documents contemplated hereby and thereby and authorizing the transactions hereby and thereby contemplated; (c) a certificate of the Principal dated the Closing Date and certifying to the fulfillment on the part of the Principal of the conditions specified in Sections 7.1 and 7.2; and (d) such other evidence with respect to the fulfillment of said conditions as the Buyer may reasonably request.

7.5

Injunctions

.  There shall not be in effect any injunction or restraining order issued by a court of competent jurisdiction in an Action against the consummation of the transactions contemplated hereby or by any Related Agreement.

7.6

HSR Act Clearance

.  The transactions contemplated hereby and by the Related Agreements shall have received HSR Clearance.

7.7

Government Approvals

.  In addition to the HSR Clearance, the parties hereto shall have received all other approvals, if any, from any applicable Governmental Authority where the failure to obtain such approval would prohibit the consummation of the transactions contemplated hereby.

7.8

Third Party Consents

.  The Seller and the Principal shall have obtained the written consents of the Persons party to the Contracts set forth on the Seller Disclosure Schedule (provided that if any such consent was obtained prior to the date hereof, all such consents shall continue to be in full force and effect as of the Closing Time), in form and substance reasonably satisfactory to the Buyer.

7.9

Bill of Sale/Assignment and Assumption Agreement

.  The Buyer shall have received a bill of sale duly executed by the Seller in form and substance reasonably satisfactory to the Buyer, the Assignment and Assumption Agreement duly executed by the Seller and such other conveyances, deeds, assignments, confirmations, powers of attorney, approvals, consents and any and all further instruments as may be necessary, expedient or proper in the reasonable opinion of the Buyer in order to complete any and all conveyances, transfers and assignments herein provided for and to convey to the Buyer such title to the Purchased Assets as the Seller is obligated to transfer.

7.10

Intellectual Property Agreement

.  The Buyer shall have received the Intellectual Property Agreement duly executed by the Seller.

7.11

Escrow Agreement

.  The Buyer shall have received the Escrow Agreement duly executed by the Seller, the Principal and the Escrow Agent.

7.12

Employment Agreements

.  The Buyer shall have received the M. Mandelbaum Employment Agreement duly executed by the Principal and shall have received D. Mandelbaum Employment Agreement duly executed by Danielle Mandelbaum.

7.13

L.A. Facility

.  The Buyer shall have received the L.A. Facility Lease duly executed by Superb Partners.

7.14

Transition Services

.  Subject to Section 6.2(g), the Buyer shall have received the Transition Services Agreement duly executed by the Seller.

7.15

Power of Attorney

.  The Buyer shall have received the Power of Attorney duly executed by the Seller.

7.16

Landlord Waiver

.  The Buyer shall have received the Landlord Waiver duly executed by Superb Partners.

ARTICLE VIII.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLER

The obligation of the Seller to consummate the transactions contemplated by this Agreement are subject to the fulfillment of each of the following conditions, any or all of which may be waived in whole or in part by the Seller in its sole discretion:

8.1

Representations and Warranties

.  The representations and warranties of the Buyer contained in this Agreement shall be true and correct in all respects (disregarding immateriality, materiality, material adverse effect or any derivation of any of the foregoing contained in such representations and warranties), in each case, as of the date of this Agreement and as of the Closing Time, with the same force and effect as if made as of the Closing Time (other than such representations and warranties as are made as of another date, which shall be true and correct as of such date), except where any failure of such representations and warranties to be so true and correct in all respects would not reasonably be expected to result in a material adverse effect on the ability of the Buyer to consummate the transactions contemplated hereby.

8.2

Performance

.  The Buyer shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing Time.

8.3

Certificates

.  The Seller shall have received (a) a certificate of an executive officer of the Buyer, dated the Closing Date, certifying to the fulfillment of the conditions specified in Sections 8.1 and 8.2; (b) a certificate of the Secretary of the Buyer, dated the Closing Date, setting forth the resolutions of the Board of Directors of the Buyer approving this Agreement, the Related Agreements and all other documents contemplated hereby and thereby, and authorizing the transactions hereby and thereby contemplated; and (c) such other evidence with respect to the fulfillment of any of said conditions as the Seller may reasonably request.

8.4

Injunctions

.  There shall not be in effect any injunction or restraining order issued by a court of competent jurisdiction in an Action against the consummation of the transactions contemplated hereby or by any Related Agreement.

8.5

HSR Act Clearance

.  The transactions contemplated hereby and by the Related Agreements shall have received HSR Clearance.

8.6

Government Approvals

.  In addition to the HSR Clearance, the parties hereto shall have received all other approvals, if any, from any applicable Governmental Authority where the failure to obtain such approval would prohibit the consummation of the transactions contemplated hereby.

8.7

Assignment and Assumption Agreement

.  The Seller shall have received the Assignment and Assumption Agreement duly executed by the Buyer.

8.8

Escrow Agreement

.  The Seller and the Principal shall have received the Escrow Agreement duly executed by the Buyer and the Escrow Agent.

8.9

Employment Agreements

.  The Principal shall have received the M. Mandelbaum Employment Agreement and the D. Mandelbaum Employment Agreement, each duly executed by the Buyer.

8.10

Transition Services

.  Subject to Section 6.2(g), the Seller shall have received the Transition Services Agreement duly executed by the Buyer.

8.11

L.A. Facility

.  The Seller shall have received the L.A. Facility Lease duly executed by the Buyer.

ARTICLE IX.

INDEMNIFICATION

9.1

Survival

.  All indemnifications, representations and warranties made herein (or in certificates delivered hereunder) by the parties to this Agreement and their respective obligations to be performed pursuant to the terms hereof, shall survive the Closing Time, provided, that, the representations and warranties made herein (or in such certificates) by the parties shall terminate on the second anniversary of the Closing Date, except that (i) the representations and warranties set forth in Sections 3.14 (Tax Matters), 3.18 (Environmental Matters) and 3.19 (Employee Plans) shall survive the Closing Time for the applicable statute of limitations, and (ii) the representations and warranties set forth in Sections 2.1 (Authority; Execution and Delivery; Enforceability), 2.2 (Non-Contravention), 3.1 (Organization; Good Standing), and 3.3 (Authority; Execution and Delivery; Enforceability) shall survive the Closing Time indefinitely.  Notwithstanding the foregoing, if notice of any matter setting forth in reasonable detail a claim for a breach of any representation or warranty is given to the Buyer or the Seller, as the case may be, in writing pursuant to this Agreement prior to the end of the applicable survival period, any such representation or warranty that would otherwise terminate shall be deemed to survive solely with respect to such matter until such matter is resolved.

9.2

Indemnification by the Seller and the Principal.

(a)

The Principal shall indemnify and hold harmless any Buyer Group Member from and against any and all Damages incurred by such Buyer Group Member arising from:

(i)

any failure by the Principal to perform any covenants or other obligations of the Principal contained in this Agreement (or in any certificate delivered by the Principal hereunder);

(ii)

any breach of any representation or warranty of the Principal contained in Article II (or in any certificate delivered by the Principal hereunder); and

(iii)

the allegation in writing by any third party of the existence of any Liability, lease, agreement, Contract, other commitment or state of facts which, if such allegation were true, would have constituted a breach by the Principal of any representation or warranty of the Principal contained in Article II (or in any certificate delivered by the Principal hereunder).

(b)

Each of the Seller and the Principal, jointly and severally, shall indemnify and hold harmless any Buyer Group Member from and against any and all Damages incurred by such Buyer Group Member arising from:

(i)

any failure by the Seller to perform any covenants or other obligations of the Seller contained in this Agreement (or in any certificate delivered by the Seller hereunder);

(ii)

any breach of any representation or warranty of the Seller contained in Article III of this Agreement (or in any certificate delivered by the Seller hereunder);

(iii)

the allegation in writing by any third party of the existence of any Liability, lease, agreement, Contract, other commitment or state of facts which, if such allegation were true, would have constituted a breach by the Seller of any representation or warranty of the Seller contained in Article III of this Agreement (or in any certificate delivered by the Seller hereunder);

(iv)

any failure of the Seller to pay, perform or discharge any of the Excluded Liabilities in accordance with the terms thereof, or the obligations of the Seller under the Excluded Contracts, whether or not disclosed in this Agreement or in any Schedule or Exhibit hereto;

(v)

the fact that the parties have not taken any action to comply with the provisions of the Uniform Commercial Code relating to bulk transfers as adopted in any applicable jurisdiction or any other applicable bulk sales notification or similar requirement;

(vi)

without duplication, any Tax liability of the Seller, or Tax liability of the Business to the extent it relates to a period prior to the Closing Date; and

(vii)

any Liability of the Seller associated with (x) a violation of any Environmental Law, or (y) any Environmental Condition present at, on or under any Facility, including, without limitation, the L.A. Facility to the extent such Environmental Condition relates to facts or events that occur prior to the Closing Time.

9.3

Indemnification by the Buyer

.  The Buyer will indemnify and hold harmless any Seller Group Member from and against any and all Damages incurred by such Seller Group Member arising from:

(a)

any failure by the Buyer to perform any of its covenants or other obligations in this Agreement (or in any certificate delivered by the Buyer hereunder);

(b)

any breach of any representation or warranty of the Buyer contained in Article IV of this Agreement (or in any certificate delivered by the Buyer hereunder);

(c)

the allegation in writing by any third party of the existence of any Liability, lease, agreement, Contract, other commitment or state of facts which, if such allegation were true, would have constituted a breach by the Buyer of any representation or warranty of the Buyer contained in this Agreement (or in any certificate delivered by the Buyer hereunder); and

(d)

the failure of the Buyer to pay, perform, discharge any of the Assumed Liabilities in accordance with the terms thereof; provided, however, that the foregoing shall not restrict the Buyer from contesting, in good faith, any disputed third-party Liability.

9.4

Limitations on Indemnification

.

(a)

Neither any Buyer Group Member, on the one hand, nor any Seller Group Member, on the other hand, shall be entitled to be indemnified pursuant to Sections 9.2(a)(ii) or (iii), 9.2(b)(ii) or (iii), 9.3(b) or (c) or for any breach of the penultimate sentence of Section 5.2, as the case may be, unless and until the aggregate of all Damages incurred by Buyer Group Members or Seller Group Members, as the case may be, shall exceed $900,000 (the “Basket”), and the maximum aggregate amount of indemnification pursuant to Sections 9.2(a)(ii) or (iii), 9.2(b)(ii) or (iii) or for any breach of the penultimate sentence of Section 5.2 that may be received by the Buyer Group Members shall not exceed $27,000,000, plus an amount equal to 20% of any and all Deferred Purchase Price Payments paid to the Seller and/or due and payable to the Seller through the date indemnification is sought pursuant to this Article IX (the “Cap”); provided, that upon reaching the Basket, Buyer Group Members or Seller Group Members, as the case may be, shall be indemnified from the first dollar to the full extent of all Damages, including, without limitation, amounts included in the Basket; provided, further, however, that Buyer Group Members shall be entitled to be indemnified for all Damages on a dollar-for-dollar basis from the first dollar of Damages, without regard to the Basket or the Cap, incurred as a result of any breach of the representations and warranties set forth in Sections 2.1, 2.7, 3.1, 3.3, 3.7, 3.14 or 3.26, and the Seller Group Members shall be entitled to be indemnified for all Damages on a dollar-for-dollar basis from the first dollar of Damages, without regard to the Basket, incurred as a result of any breach of the representations and warranties set forth in Sections 4.2 and 4.7.

(b)

Without limitation to the foregoing, for purposes of Sections 9.2(b)(ii), 9.2(b)(iii), 9.3(b) and 9.3(c), in determining the amount of any Damages in connection with any inaccuracy of a representation and warranty (but not for purposes of determining whether any such inaccuracy has occurred), any materiality or Material Adverse Effect qualifier in such representation or warranty will be disregarded.

(c)

The parties acknowledge and agree that after the Closing, the indemnification provisions contained in Sections 9.2 and 9.3 shall be the sole and exclusive remedy for Damages arising out of or caused by the breach of any of the representations, warranties, covenants or agreements of the parties contained in this Agreement, except for any remedies that may be available under Section 6.3, the Related Agreements or with respect to claims arising out of fraud.

(d)

Any amounts for indemnification to be paid to the Buyer pursuant to this Article IX shall be paid in the following manner, subject in each instance to the limitations set forth in Section 9.4(a): first, pursuant to the Escrow Agreement (or any escrow agreement established pursuant to Section 1.6(f)), and second by the Seller and/or the Principal, as the case may be, to the extent that such indemnification has not been fully satisfied out of the Escrow Account.

(e)

The amount of any Damages for which indemnification is provided under this Article IX shall be net of any amount accrued or reserved for on the Closing Date Working Capital Statement in respect of Damages.

9.5

Tax Treatment of Indemnity Payments.

  It is the intention of the parties to treat any indemnity payment made under this Agreement as an adjustment to the Purchase Price for all federal, state, local and foreign Tax purposes, and the parties agree to file their Tax Returns accordingly.

9.6

Notice of Claims

.  Any Buyer Group Member or Seller Group Member seeking indemnification hereunder (an “Indemnitee”) shall give to the party or parties obligated to provide indemnification to such Indemnitee (an “Indemnitor”) a notice (“Claim Notice”) describing in reasonable detail the facts giving rise to any claim for indemnification hereunder and shall include in such Claim Notice (if then known) the amount or the method of computation of the amount of such claim, and a reference to the provision of this Agreement or any other agreement, document or instrument executed hereunder or in connection herewith upon which such claim is based.  Any Claim Notice shall be given by the Indemnitee to the Indemnitor promptly after the Indemnitee becomes aware of the claim; provided, however, that the Indemnitee shall not be foreclosed from seeking indemnification pursuant to this Article IX by any failure to provide timely notice of the existence of an Action to the Indemnitor except and only to the extent that the Indemnitor has been materially damaged or prejudiced as a result of such delay.

9.7

Third Party Claims

.  In the case of any third party Action as to which indemnification is sought by an Indemnitee, the Indemnitor shall have 25 Business Days after receipt of a Claim Notice to notify the Indemnitee that it elects to conduct and control such Action.  If the Indemnitor elects to conduct and control such Action, the Indemnitor shall agree promptly to reimburse the Indemnitee for the full amount of any Damages resulting from such Action, except fees and expenses of counsel for the Indemnitee incurred after the assumption of the conduct and control of such Action by the Indemnitor.  If the Indemnitor does not give the foregoing notice, the Indemnitee shall have the right to conduct and control such Action (without prejudice to the Indemnitee’s right to seek indemnification pursuant to this Article IX), provided, that the Indemnitee shall permit the Indemnitor to participate in the conduct of such Action through counsel chosen by the Indemnitor, but the fees and expenses of such counsel shall be borne by the Indemnitor.  If the Indemnitor gives the foregoing notice, subject to the first and second sentences of this Section 9.7, the Indemnitor shall have the right, at the sole expense of the Indemnitor, to conduct and control, such Action with counsel reasonably acceptable to the Indemnitee, and the Indemnitee shall cooperate with the Indemnitor in connection therewith, provided, that (x) the Indemnitor shall permit the Indemnitee to participate in such conduct or settlement through counsel chosen by the Indemnitee, but the fees and expenses of such counsel shall be borne by the Indemnitee, and (y) the Indemnitor may not compromise or settle any such Action without the consent of the Indemnitee (which consent will not be unreasonably withheld or delayed) unless (i) there is no finding or admission of any violation of Law by the Indemnitee or any violation by the Indemnitee of the rights of any Person and no effect on any other claims that may be made against the Indemnitee, (ii) the sole relief provided is money Damages that are paid in full by the Indemnitor, (iii) the Indemnitee shall have no liability with respect to any compromise or settlement and (iv) such settlement includes an unconditional release in favor of the Indemnitee by the third-party claimant from all liability with respect to such claim.  In the case of any third party Action as to which indemnification is sought by the Indemnitee which involves a claim for Damages other than solely for money Damages which could have a continuing effect on the business of the Indemnitee, the Indemnitee and the Indemnitor shall jointly control the conduct of such Action.  The parties hereto shall use their reasonable best efforts to minimize any Damages from claims by third parties and shall act in good faith in responding to, defending against, settling or otherwise dealing with such claims, notwithstanding any dispute as to liability under this Article IX.

ARTICLE X.

TERMINATION

10.1

Termination

.  This Agreement may be terminated at any time prior to the Closing Date:

(a)

by mutual consent of the Buyer and the Seller; or

(b)

by the Buyer, if there has been a material violation or breach by the Seller or the Principal of any representation, warranty, covenant or agreement contained in this Agreement, provided, that notice of such material violation or breach shall have been given to the Seller and the Principal and such material violation or breach shall not have been cured within ten Business Days of receipt of such notice (provided, further, that, to exercise its rights under this Section 10.1(b) for any particular violation or breach, the Buyer (x) must terminate this Agreement within 15 Business Days after the cure period provided for in this Section 10.1(b) and (y) the Buyer must not be in violation or breach of any representation, warranty, covenant or agreement contained in this Agreement); or

(c)

by the Seller or the Principal, if there has been a material violation or breach by the Buyer of any representation, warranty, covenant or agreement contained in this Agreement, provided, that notice of such material violation or breach shall have been given to the Buyer and such material violation or breach shall not have been cured within ten Business Days of receipt of such notice (provided, further, that, to exercise their rights under this Section 10.1(c) for any particular violation or breach, the Seller (x) must terminate this Agreement within 15 Business Days after the end of the cure period provided for in this Section 10.1(c) and (y) the Seller and the Principal must not be in violation or breach of any representation, warranty, covenant or agreement contained in this Agreement);  or

(d)

by either the Buyer, on one hand, or the Seller, on the other hand, if the Closing shall not have occurred by February 4, 2007 (unless the Closing shall have not occurred on or before such date due to a breach of a representation and warranty or of a covenant by such party and/or the action or failure to act of the party seeking to terminate this Agreement).

10.2

Effects of Termination

.

(a)

Except as otherwise provided in this Section 10.2, in the event of a termination of this Agreement pursuant to this Article X (i) all further obligations of the parties under this Agreement shall terminate, (ii) no party shall have any right under this Agreement against any other party except as set forth in Section 11.8, and (iii) each party shall bear its own costs and expenses, except as provided in Section 11.1; provided, however, that the termination of this Agreement under this Article X shall not relieve any party of liability for any breach of this Agreement prior to the date of termination, or constitute a waiver of any claim with respect thereto.

ARTICLE XI.

MISCELLANEOUS

11.1

Expenses of the Transaction

.  The Buyer agrees to pay all of its fees and expenses in connection with this Agreement and the Related Agreements and the transactions contemplated hereby and by the Related Agreements, including, without limitation, legal and accounting fees and expenses.  The Seller agrees to pay all of its and the Principal’s fees and expenses in connection with this Agreement and the Related Agreements and the transactions contemplated hereby and by the Related Agreements, including, without limitation, the Excluded Liabilities, and legal and accounting fees and expenses.

11.2

Notices

.  All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (i) when delivered personally or by private courier, (ii) when actually delivered by registered or certified United States mail, return receipt requested, or (iii) when sent by facsimile transmission (provided, that it is confirmed by a means specified in clause (i) or (ii)), addressed as follows:

If to the Buyer to:

Phillips-Van Heusen Corporation
200 Madison Avenue
New York, New York  10016
Attention:  Vice President, General Counsel and Secretary
Facsimile:   (212) 381-3970
Telephone:  (212) 381-3509

with a copy to:

Katten Muchin Rosenman LLP
575 Madison Avenue
New York, New York  10022
Attention:  David H. Landau, Esq.
Facsimile:   (212) 940-8776
Telephone:  (212) 940-8800

If to the Seller or to the Principal to:

A. Mervyn Mandelbaum
1735 South Santa Fe Avenue
Los Angeles, California 90021
Facsimile:  (213) 489-7661
Telephone:  (213) 688-7970

with a copy to:

Maron & Sandler
1250 Fourth Street, Suite 550
Santa Monica, California  90401
Attention:  David S. Kyman, Esq.
Facsimile:

(310) 570-4901
Telephone:

(310) 570-4908

or to such other address as such party may indicate by a notice delivered to the other parties hereto.

11.3

No Modification Except in Writing

.  This Agreement shall not be changed, modified, or amended except by a writing signed by the party to be affected by such change, modification or amendment, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to which performance is to be rendered.

11.4

Entire Agreement

.  This Agreement together with the Schedules, Appendices and Exhibits hereto and the Confidentiality Agreement, sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature among them with respect to such subject matter.

11.5

Severability

.  If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected unless the provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

11.6

Assignment

.  No party may assign any of its rights under this Agreement without the prior written consent of the other parties hereto; provided, however, that (i) the Buyer may assign its rights hereunder to any wholly-owned subsidiary of the Buyer, provided that no such assignment shall relieve the Buyer of any of its obligations hereunder, and, following the Closing Date, the Buyer may assign its rights and obligations hereunder in connection with a sale of all or substantially all of the Buyer’s assets as long as the transferee assumes the Buyer’s obligations hereunder, and (ii) following the Closing Date, the Seller may assign its rights hereunder to one or more of its shareholders or in connection with any liquidation or dissolution of the Seller.  Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

11.7

Governing Law; Jurisdiction.

(a)

This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts made and to be performed wholly within said State, without giving effect to the conflict of laws principles thereof.

(b)

Each party to this Agreement irrevocably submits to the exclusive jurisdiction of (i) the courts of the State of New York located in New York County and (ii) the United States District Court for the Southern District of New York, for the purposes of any Action arising out of this Agreement or the transactions contemplated hereby.

11.8

Specific Performance

.  The parties agree that if any of the provisions of this Agreement were not performed by the Buyer, on the one hand, or the Seller and the Principal, on the other hand, in accordance with their specific terms or were otherwise breached by such parties, irreparable damage would occur, no adequate remedy at Law would exist and damages would be difficult to determine, and that the non-breaching party will be entitled to specific performance of the terms hereof.  The parties waive any requirement for the posting of a bond in connection with any Action seeking specific performance; provided, however, that nothing herein will affect the right of any of the parties to seek recovery against any party hereto, at Law, in equity or otherwise, with respect to any covenants, agreements or obligations to be performed by such party or parties after the Closing Date.

11.9

Headings; References

.  The headings appearing in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope and intent of this Agreement or any of the provisions hereof.  Any reference in this Agreement (including in any Exhibit, Appendix or Schedule hereto) to a “Section,” “Article,” or “Exhibit” shall mean a Section, Article or Exhibit of or to this Agreement unless expressly stated otherwise.

11.10

Interpretation

.  In this Agreement, (a) words used herein regardless of the gender specifically used shall be deemed and construed to include any other gender, masculine, feminine or neuter, as the context shall require, (b) all terms defined in the singular shall have the same meanings when used in the plural and vice versa and (c) the words “include”, “includes” or “including” are deemed to be followed by the words “without limitation”.  Any statute defined or referred to herein or in any agreement or instrument that is referred to herein means such statute as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor statutes.  References to a Person are also its predecessors and permitted successors and assigns.

11.11

Schedules

.  Any item that is disclosed in any section of the Seller Disclosure Schedule with sufficient specificity so that it is apparent on the face of such Schedule that such disclosure is also applicable to one or more other sections of such Schedule shall also be deemed disclosed for purposes of such other parts of such Schedule to which such disclosure is applicable.  Terms used in any Schedule to this Agreement and not otherwise defined in such Schedule shall have the meaning ascribed to such term in this Agreement.

11.12

Third Parties

.  Except as expressly provided herein or as otherwise agreed by the parties hereto, the provisions of this Agreement are solely for the benefit of the parties hereto and shall not inure to the benefit of any third party.

11.13

Seller Representative

.  By the execution and delivery of this Agreement, the Seller hereby irrevocably designates and appoints the Seller Representative as its representative and attorney-in-fact for all purposes relating to this Agreement (including, without limitation, all matters relating to Article IX and/or Appendix B to this Agreement), with power to sign, on its behalf, all consents, notices, waivers, communications and documents necessary or convenient for the implementation of the transactions provided herein or related hereto, including all amendments hereto.  The Seller shall hold harmless and indemnify the Seller Representative from and against all obligations, liabilities, claims, suits, judgments, losses, damages, costs or expenses of any kind or nature, including without limitation reasonable attorney’s fees, which may be imposed on, incurred by, or asserted against the Seller Representative in connection with this Agreement and/or any action taken or omitted to be taken by the Seller Representative in connection with this Agreement.

11.14

Counterparts

.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.  This Agreement will be binding when one or more counterparts taken together will have been executed and delivered (including by facsimile) by the parties.

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement on the day and year first above written.

PHILLIPS-VAN HEUSEN CORPORATION

By: /s/ Mark D. Fischer________________

Name:

Mark D. Fischer

Title:

Vice President

SUPERBA, INC.

By: /s/ A. Mervyn Mandelbaum__________

Name:

A. Mervyn Mandelbaum

Title:

Chief Executive Officer

/s/ A. Mervyn Mandelbaum_____________

A. Mervyn Mandelbaum

2

APPENDIX A

DEFINITIONS

Definitions.  The following terms when used in the Agreement shall have the respective meanings ascribed to them below:

“Acceleration Event” has the meaning ascribed to such term in Section 1.6(e).

“Acceleration Event Amount” has the meaning ascribed to such term in Section 1.6(e).

“Accounting Firm” has the meaning ascribed to such term in Section 1.5(a).

“Acquisition Transaction” has the meaning ascribed to such term in Section 5.4.

“Action” shall mean any action, suit, claim, litigation, proceeding, arbitration, audit, investigation, or hearing (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, any Governmental Authority.

“Affiliate” shall mean, with respect to a specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such specified Person.  As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning ascribed to such term in the Preamble hereto.

“Assignment and Assumption Agreement” shall mean the agreement between the Buyer and the Seller in substantially the form of Exhibit A hereto.

“Assumed Liabilities” has the meaning ascribed to such term in Section 1.3(a).

“Audited Financial Statements” has the meaning ascribed to such term in Section 3.13(a).

“Average Working Capital” shall mean the average as of each month end over the trailing 12 month period ending on the last day of the calendar month immediately preceding the Closing Date of the number obtained by subtracting (a) the sum of the current liabilities of the Business in the categories set forth on Appendix E, from (b) the sum of the current assets of the Business in the categories set forth on Appendix E.

“Average Working Capital Statement” has the meaning ascribed to such term in Section 1.5(a).

“Basket” has the meaning ascribed to such term in Section 9.4(a).

“Bonus Time” shall mean, with respect to each Transferred Employee who executes and delivers a valid consent as contemplated by Section 6.2(e), the number of days that is equal to such Transferred Employee’s accrued but unused vacation days with the Seller as of the Closing Date, as shown on the schedule delivered by the Seller to the Buyer pursuant to Section 6.2(e).

“Bonus Time Accrual” shall mean an amount equal to the salary owed to each Transferred Employee who executes and delivers a valid consent as contemplated by Section 6.2(e), for the number of days that is equal to such Transferred Employee’s accrued but unused vacation days with the Seller as of the Closing Date, as shown on the schedule delivered by the Seller to the Buyer pursuant to Section 6.2(e).

“Business” has the meaning ascribed to such term in the preamble hereto and after the Closing Time includes the Business as conducted by the Buyer.

“Business Day” shall mean a day (other than a Saturday or Sunday), on which commercial banks are open for business in New York, New York.

“Buyer” has the meaning ascribed to such term in the preamble hereto.

“Buyer Group Member” shall mean each of the Buyer and its Affiliates and their respective directors, officers, employees, agents and attorneys and their respective successors and assigns.

“Cap” has the meaning ascribed to such term in Section 9.4(a).

“Certificates of Exemption” has the meaning ascribed to such term in Section 6.4(e).

“Claim Notice” has the meaning ascribed to such term in Section 9.6.

“Closing” has the meaning ascribed to such term in Section 1.1.

“Closing Date” has the meaning ascribed to such term in Section 1.1.

“Closing Date Working Capital” shall mean the number obtained by subtracting (a) the sum of the current liabilities of the Business in the categories set forth on Appendix E as of the Closing Date, from (b) the sum of the current assets of the Business in the categories set forth on Appendix E as of the Closing Date.

“Closing Date Working Capital Statement” has the meaning ascribed to such term in Section 1.5(a).

“Closing Time” has the meaning ascribed to such term in Section 1.1.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute thereto and all final or temporary regulations promulgated thereunder and published.

“Company Intellectual Property” shall mean Intellectual Property owned by the Seller, licensed by the Seller from third parties or which the Seller is otherwise authorized by third parties to use and which is used in connection with the Business within the past five years; provided, that Company Intellectual Property shall not include Intellectual Property licensed under any license within the past five years which is no longer valid..

“Confidential Information” shall mean trade secrets, confidential or proprietary information, knowledge, or know-how pertaining primarily to the Business or any confidential or proprietary information concerning any vendor or customer of the Seller, including, without limitation, customer lists, research and development information and materials, inventions, formulas, methods, techniques, processes, plans, product designs, material designs, fabric designs, procedures, contracts, financial information and computer models.  The term Confidential Information shall not include (i) information that is generally available to the public or within the apparel and fashion industry, other than as a result of a disclosure by the receiving party or its directors, officers, shareholders, partners, Affiliates, employees, agents or advisors in violation of this Agreement; (ii) information which, prior to disclosure to the receiving party by or on behalf of the disclosing party, was already in the receiving party’s possession on a non-confidential basis; (iii) information that was developed without the use of Confidential Information; and (iv) information that becomes available to the receiving party on a non-confidential basis from a source other than the Seller or any of its advisors, agents or Affiliates, provided, that such source is not known by the receiving party to be bound by a confidentiality agreement with or other obligation of secrecy to the Seller or any other party.

“Confidentiality Agreement” shall mean that certain confidentiality agreement between the Buyer and the Seller dated March 8, 2006.

“Contracts” shall mean all leases, including, without limitation, Real Property Leases, licenses, contracts, purchase orders, agreements, indentures, promissory notes, guarantees, arrangements, commitments and understandings of any kind, whether written or oral, to which the Seller is a party or by which the Seller or any of the assets of the Seller may be bound, and all rights arising under any of them.

“D. Mandelbaum Employment Agreement” shall mean the Employment Agreement between the Buyer and Danielle Mandelbaum, in the form of Exhibit I hereto.

“Damages” shall mean losses, obligations, Liabilities, settlement payments, awards, judgments, fines, penalties, damages, deficiencies, Taxes and reasonable expenses and costs, including reasonable attorneys’ and auditors’ fees (and any reasonable experts’ fees) and court costs.  Damages shall not include punitive Damages, unless awarded in a judgment in connection with a claim by a third party.

“Deferred Purchase Price” has the meaning ascribed to such term in Section 1.6(a).

“Deferred Purchase Price Payments” has the meaning ascribed to such term in Section 1.6(a).

“Delayed Offer Date” has the meaning ascribed to such term in Section 6.2(g).

“Dispute Notice” has the meaning ascribed to such term in Section 1.6(b).

“DOJ” shall mean the United States Department of Justice.

“EBIT” shall mean, with respect to the applicable Measurement Period, the amount equal to the earnings generated from the Business before interest and taxes, subject to Appendix B.

“Empire State Building Facility” shall mean the premises located at 350 Park Avenue, New York, New York 10118 (Suites 6211-6219).

“Employee Plans” has the meaning ascribed to such term in Section 3.19).

“Employment Agreement” shall mean an employment agreement between the Buyer, on the one hand, and each of the Persons listed on Appendix F, on the other hand, in substantially the form of Exhibit J hereto.

“Environment” shall mean soil, surface waters, ground waters, land, stream, sediments, surface or subsurface strata and ambient air.

“Environmental Condition” shall mean any condition with respect to the Environment on or off any Facility caused by a Release of Hazardous Substances or violation of Environmental Laws, whether or not yet discovered, which could or does result in any Damages, including, without limitation, any condition resulting from the operation of the Business or the operation of the business of any subtenant or occupant of any Facility or that of other property owners or operators in the vicinity of any Facility or any activity or operation formerly conducted by any person or entity on or off such Facility.

“Environmental Laws” shall mean all Laws relating to the pollution of or protection of the Environment, from contamination by, or relating to injury to, or the protection of, real or personal property or human health or the Environment, including, without limitation, all valid and lawful requirements of courts and other Governmental Authorities pertaining to reporting, licensing, permitting, investigation, remediation and removal of, emissions, discharges, releases or threatened releases of Hazardous Substances, chemical substances, pesticides, petroleum or petroleum products, pollutants, contaminants or hazardous or toxic substances, materials or wastes, into the Environment, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes.

“Environmental Report” shall mean any report, study, assessment, audit, or other similar document that addresses any issue of actual or potential noncompliance with, actual or potential liability under or cost arising out of, or actual or potential impact on business in connection with, any Environmental Law or any proposed or anticipated change in or addition to any Environmental Law.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute thereto and all final or temporary regulations promulgated thereunder.

“Escrow Account” has the meaning ascribed to such term in Section 1.4(c).

“Escrow Agent” shall mean The Bank of New York or, if such financial institution is unable or unwilling to act as an escrow agent, such other financial institution as shall be agreed upon by the Buyer and the Seller.

“Escrow Agreement” shall mean an agreement among the Buyer, the Seller, the Principal and the Escrow Agent in substantially the form of Exhibit B hereto, subject to changes requested by the Escrow Agent.

“Escrow Amount” has the meaning ascribed to such term in Section 1.4(c).

“Excess Amount” has the meaning ascribed to such term in Section 1.6(f).

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, or any successor law, and regulations and rules issued under that Act or any successor law.

“Excluded Assets” shall have the meaning ascribed to such term in Section 1.2(b).

“Excluded Contracts” shall mean the Contracts listed on Appendix G.

“Excluded Employee” shall mean Jacqueline Weidman.

“Excluded Entities” shall mean the U.K. Subsidiary and the Hong Kong Subsidiary.

“Excluded Liabilities” shall have the meaning ascribed to such term in Section 1.3(b).

“Exempt Purchase Order” shall mean a purchase order for the Business entered into in the ordinary course of business which contains an order for goods, including fabric, finished ties, and all trim so long as such purchase order covers a period of three months or less.

“FTC” shall mean the United States Federal Trade Commission.

“Facility” shall mean any facility that is now or has heretofore been owned or leased by the Seller in connection with the Business.

“Financial Statements” shall mean the Audited Financial Statements and the Unaudited Financial Statements.

“First Measurement Period” shall mean the fiscal year of the Buyer ending on or about February 3, 2008.

“GAAP” shall mean United States generally accepted accounting principles.

“GAAP Exceptions” shall mean those exceptions to GAAP as outlined on Appendix H.

“Governmental Authority” shall mean any (i) federal, state, local, provincial, municipal, foreign, or other government, (ii) governmental or quasi-governmental authority of any nature or (iii) other body exercising any statutory, administrative, judicial, arbitrative, legislative, police, regulatory, or taxing authority or power.

“Governmental Permits” shall mean all licenses, franchises, registrations, permits, privileges, immunities, approvals and other authorizations from a Governmental Authority.

“Hazardous Substance” shall mean any substance whether solid, liquid or gaseous in nature:

(i)

the presence of which requires or may hereafter require notification, investigation, or remediation under any Environmental Law;

(ii)

which is or becomes defined as “toxic”, a “hazardous waste”, “hazardous material” or “hazardous substance” or “pollutant” or “contaminant” under any present or future Environmental Laws;

(iii)

the presence of which adversely affects or is injurious to human health or the Environment;

(iv)

which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any Governmental Authority;

(v)

which contains gasoline, diesel fuel or other petroleum hydrocarbons or volatile organic compounds;

(vi)

which contains polychlorinated byphenyls (PCBs) or asbestos or urea formaldehyde foam insulation; or

(vii)

which contains or emits radioactive particles, waves or materials, including radon gas.

“Hong Kong Subsidiary” shall mean Superba Hong Kong Limited, a wholly-owned subsidiary of the Seller, domiciled in Hong Kong.

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“HSR Clearance” shall mean the expiration or early termination of any applicable waiting period under the HSR Act, without any suit to enjoin the transactions contemplated herein having been filed by the DOJ or FTC under Title 15 of the United States Code.

“Indemnitee” has the meaning ascribed to such term in Section 9.6.

“Indemnitor” has the meaning ascribed to such term in Section 9.6.

“Intellectual Property” shall mean (i) all trademarks, service marks, trade dress, logos, trade names, domain names, web-sites, brand names and corporate names and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, (ii) all inventions and designs (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, (iii) all protectable subject matter under U.S. copyright law, including, but not limited to, artwork, photographs and advertising and promotional materials, computer software (excluding “off the shelf” software programs and the licenses therefor) and all copyrights and all applications, registrations and renewals in connection therewith, (iv) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, fabrications, patterns, customer and supplier lists, pricing and cost information and all rights of privacy and publicity, (v) all other proprietary rights in the foregoing, and (vi) all copies and tangible embodiments of the foregoing (in whatever form or medium, including historical and retrospective data, materials and objects).

“Intellectual Property Agreement” shall mean the Intellectual Property Agreement between the Buyer and the Seller in substantially the form of Exhibit C hereto.

“Intellectual Property Contract” shall mean any Contract whereby the Seller licenses Company Intellectual Property from or to any third party.

“June 30 Balance Sheet” shall mean the consolidated balance sheets of the Seller and the U.K. Subsidiary as of June 30, 2006.

“Knowledge” shall mean, with respect to the Seller, the actual knowledge, or the knowledge that would be expected to have been obtained upon reasonable inquiry of a particular fact or other matter by any of the Principal, Danielle Mandelbaum, Mark Milner, Melissa Delk, Cindi Mullane, Sang Yoo, Phil Berger and Saul Smith.

“L.A. Facility” shall mean the premises used by the Seller for the Business located at 1701 South Santa Fe Avenue and 1735 South Santa Fe Avenue, Los Angeles, CA 90021.

“L.A. Facility Lease” shall mean a lease agreement between Superb Partners and the Buyer relating to the L.A. Facility in the form of Exhibit D hereto.

“Landlord Waiver” shall mean a waiver in the form of Exhibit E hereto to be executed by Superb Partners with respect to the L.A. Facility.

“Law” shall mean any constitution, law, treaty, compact, directive, ordinance, principal of common law, permit, authorization, variance, regulation, rule, or statute, including, without limitation, all federal, foreign, international, state and local laws related to Taxes, ERISA, Hazardous Substances and the Environment, zoning and land use, Intellectual Property, privacy, occupational safety and health, consumer protection, product quality, safety, employment and labor matters.

“Leased Real Property” has the meaning ascribed to such term in Section 3.8(b).

“Liabilities” shall mean any and all debts, liabilities and obligations, of any kind or nature, including those arising under common law, statue (or other Law), Contract or otherwise, whether accrued or fixed, absolute or contingent, matured or unmatured, or determined or determinable.

“Licensed Products” has the meaning ascribed to such term in Section 3.11(c)

“Liens” shall mean all mortgages, pledges, liens, security interests, conditional sale agreements, encumbrances or similar restrictions.

“Life Insurance Policy” shall mean, collectively, those certain life insurance policies with New York Life and Prudential (face value $10,000,000) covering the Principal.

“M. Mandelbaum Employment Agreement” shall mean the Employment Agreement between the Buyer and the Principal, in the form of Exhibit F hereto.

“Material Adverse Effect” shall mean any event, condition or contingency that has had, or is reasonably likely to have, a material adverse effect on the business, assets, liabilities, results of operations or financial condition of the Seller taken as a whole.  For purposes of this Agreement, a Material Adverse Effect shall not be deemed to arise by reason of (i) changes in general economic conditions or in the neckwear industry that do not disproportionately impact the Business, (ii) any change resulting from the announcement or pendency of any of the transactions contemplated by this Agreement or (iii) acts of war or terrorism.

“Measurement Period” shall mean each and any of the First, Second or Third Measurement Periods.

“Multiemployer Plan” has the meaning ascribed to such term in Section 3.19(c).

“Neckwear License Agreements” shall mean the Schedule I License Agreements, the license agreements with the Buyer, as licensor, for use of the “Van Heusen” mark on neckwear and the sub-license agreement with the Buyer, as sub-licensor, for use of the “BCBG Max Azria” and “BCBG Attitude” marks on neckwear.

“Notice of Disagreement” has the meaning ascribed to such term in Section 1.5(a).

“Order” shall mean any award, decision, injunction, decree, stipulation, determination, writ, judgment, order, ruling, or verdict ordered, issued, made or rendered by any court, administrative agency or other Governmental Authority.

“Park Avenue Property” shall mean the premises used by the Seller for the Business located at 99 Park Avenue, New York, New York.

“Payment Statement” has the meaning ascribed to such term in Section 1.6(b).

“Permitted Liens” shall mean Liens (i) for any current taxes or assessments not yet due and payable, (ii) created by statute of carriers, warehousemen, mechanics, laborers or materialmen incurred in the ordinary course of business for sums not yet due or (iii) real and personal property leases and licenses for the use of Company Intellectual Property.

“Person” shall mean any individual, firm, unincorporated organization, corporation (including any not-for-profit corporation), general or limited partnership, limited liability company, cooperative marketing association, joint venture, estate, trust, association or other entity as well as any syndicate or group that would be deemed to be a person under Section 13(a)(3) of the Exchange Act.

“Power of Attorney” shall mean, as contemplated by Section 1.8, the power of attorney in substantially the form of Exhibit G hereto.

“Purchase Price” has the meaning ascribed to such term in Section 1.4(a).

“Purchased Assets” has the meaning ascribed to such term in Section 1.2(a).

“Principal” has the meaning ascribed to such term in the preamble hereto.

“Qualified Plan” has the meaning ascribed to such term in Section 3.19(e).

“Real Property Leases” shall mean all written or oral leases for real property to which the Seller is a party or by which it is bound.

“Related Agreements” shall mean those agreements and documents entered into or delivered between the Buyer, the Seller and the Principal related to, ancillary to, or in connection with this Agreement.

“Resolution Period” has the meaning ascribed to such term in Section 1.6(b).

“Restricted Business” has the meaning ascribed to such term in Section 6.3(a).

“Rights Holder” has the meaning ascribed to such term in Section 6.4(e).

“Schedule I License Agreements” shall mean the license agreements to which the Buyer is a party relating to the manufacture and/or wholesale distribution of neckwear in the United States or Canada with respect to the brands referred to in Schedule I to Appendix B.

“Second Measurement Period” shall mean the fiscal year of the Buyer ending on or about February 1, 2009.

“Seller Group Member” shall mean the Seller and each of its agents and attorneys and their respective successors and permitted assigns.

“Seller” has the meaning ascribed to such term in the Preamble hereto.

“Seller Disclosure Schedule” shall mean that certain schedule attached hereto as Appendix D qualifying the representations and warranties contained in Article II and Article III.

“Seller Guaranty” shall mean, collectively, that certain Deed of Guarantee and Indemnity by and between the Seller and Lloyds TSB Commercial Finance Limited, dated December 20, 2002, the guaranty made by the Seller for the benefit of the Excluded Entity, dated March 1, 2006, or any other similar guaranty.

“Seller Representative” shall mean (i) the Principal, or (ii) if the Principal dies or becomes incapacitated, Danielle Mandelbaum, unless she predeceases him or becomes incapacitated prior thereto, or (iii) if the Principal has died or becomes incapacitated and Danielle Mandelbaum predeceases him or becomes incapacitated prior thereto, a Person designated in writing by the guardian or the representative of the estate, as applicable, of the Principal or (iv) if Danielle Mandelbaum becomes the Seller Representative and thereafter dies or becomes incapacitated, a Person designated in writing by the guardian or the representative of the estate, as applicable, of the Principal, if such Person still has authority or, if such Person no longer has such authority, then a Person designated in writing by the guardian or the representative of the estate, as applicable, of Danielle Mandelbaum.

“Single-Employer Plan” has the meaning ascribed to such term in Section 3.19(c).

“Stock Repurchase Agreements” shall mean any and all stock repurchase agreements (as amended, modified or supplemented) between the Seller, on the one hand, and a shareholder of the Seller, on the other hand.

“2005 Balance Sheet” shall mean the consolidated balance sheets of the Seller and the Excluded Entity as of December 31, 2005.

“Taxes” shall mean any and all federal, state, local and foreign taxes, assessments, governmental charges, duties, impositions and liabilities, including, but not limited to, income (whether net or gross), excise, property, sales, transfer, gains, gross receipts, occupation, privilege, payroll, wage, unemployment, workers’ compensation, social security, escheat, use, value added, capital, gross receipts, franchise, license, severance, stamp, premium, windfall profits, environmental (including taxes under Code Sec. 59A), capital stock, profits, withholding, disability, real property, personal property, registration, customs duties, alternative or add-on minimum, estimated or other tax of any kind whatsoever (whether disputed or not) imposed by any Tax Authority, including any related charges, fees, interest, penalties, additions to tax or other assessments.

“Tax Authority” shall mean any foreign or domestic government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body or other authority exercising any taxing or Tax regulatory authority.

“Tax Returns” shall mean all returns, reports, declarations, estimates, information returns and statements (including any related or supporting information) filed or to be filed with any Tax Authority in connection with the determination, assessment, collection or administration of any Taxes.

“Third Measurement Period” shall mean the fiscal year of the Buyer ending on or about January 31, 2010.

“Transferred Employees” shall have the meaning ascribed to such term in Section 6.2(b).

“Transition Services Agreement” shall mean the Transition Services Agreement between the Buyer and the Seller, in the form of Exhibit H hereto.

“U.K. Subsidiary” shall mean collectively Superseta Limited, a majority-owned subsidiary of the Seller, domiciled in the United Kingdom and its subsidiary Michelsons Limited, domiciled in the United Kingdom.

“Unaudited Financial Statements” has the meaning ascribed to such term in Section 3.13(a).

“WARN” shall mean the Worker Adjustment and Retraining Notification Act of 1998, as amended.

“Working Capital Statements” has the meaning ascribed to such term in Section 1.5(a).

A-1